                                                                  Hastings Place

                              DEED OF TRUST, ASSIGNMENT,
                      SECURITY AGREEMENT AND FINANCING STATEMENT

    THIS DEED OF TRUST, ASSIGNMENT, SECURITY AGREEMENT AND FINANCING STATEMENT (this "MORTGAGE"), dated to be effective as of December 27, 1996, is executed and delivered by Grantor for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by Grantor.

                                      ARTICLE I

             CERTAIN DEFINITIONS: GRANTING CLAUSES: SECURED INDEBTEDNESS

    Section 1.1 CERTAIN DEFINITIONS AND REFERENCE TERMS. In addition to other terms defined herein, each of the following terms shall have the meaning assigned to it:

    "DEBT COVERAGE AGREEMENT": That certain Debt Coverage Agreement of even date herewith executed by Grantor for the benefit of Lender and containing, among other things, the form of Debt Coverage Ratio Certificate (herein so called).

    "GRANTOR": Hastings Place Partners, a Texas Limited Partnership.

    "GUARANTOR": Collectively, the following entities Apartment Investment and Management Company, a Maryland corporation, AIMCO Properties, L.P., a Delaware limited partnership, AIMCO-GP, Inc., a Delaware corporation, AIMCO-LP, INC., a Delaware corporation, AIMCO Holdings, L.P., a Delaware limited partnership and AIMCO Holdings QRS, Inc., a Delaware corporation together with any additional persons or entities which in the future may execute a guaranty in connection with the Loan.

    "GUARANTY": That certain Guaranty of even date herewith executed by Guarantors for the benefit of Lender, together with any amendments or modifications thereto.

    "LENDER": NationsBank of Texas, N.A., a national banking association.

    "LOAN": The Loan by Lender to Grantor in the maximum amount of the Promissory Note.

    "PROMISSORY NOTE": Promissory note dated as of December 27, 1996 made by Grantor payable to the order of Lender in the principal face amount of $3,258,000, bearing interest as therein provided, containing a provision for the payment of a reasonable additional amount as attorneys' fees, and finally maturing on December 27, 1997, subject to extension as provided in the Loan Agreement of even date herewith by and between Grantor and Lender, pertaining to the loan evidenced by the Promissory Note.

    "SECURITY AGREEMENT": That certain Security Agreement of even date herewith securing certain obligations with respect to the Loan and the Guaranty.

    "TRUSTEE": Michael F. Hord, of Dallas County, Texas, or any successor or substitute appointed and designated as herein provided from time to time acting hereunder.

    Section 1.2 MORTGAGED PROPERTY. Grantor does hereby GRANT, BARGAIN, SELL, CONVEY, TRANSFER, ASSIGN and SET OVER to Trustee the following:

         (a) the real estate (herein called the "LAND") described in EXHIBIT A which is attached hereto and incorporated herein by reference, and (i) all improvements now or hereafter situated or to be situated on the Land (herein together called the "IMPROVEMENTS"); and (ii) all right, title and interest of Grantor in and to (1) all streets, roads, alleys, easements, rights-of-way, licenses, rights of ingress and egress, vehicle


DEED OF TRUST, ASSIGNMENT, SECURITY AGREEMENT
AND FINANCING STATEMENT - Page 1
    parking rights and public places, existing or proposed, abutting, adjacent, used in connection with or pertaining to the Land or the Improvements: (2) any strips or gores between the Land and abutting or adjacent properties; and (3) any and all water and water rights, timber, crops and mineral interests on or pertaining to the Land (the Land, Improvements and other rights, titles and interests referred to in this CLAUSE (a) being herein sometimes collectively called the "PREMISES"):

         (b) all fixtures, equipment, systems, machinery, furniture, furnishings, appliances, inventory, goods, building and construction materials, supplies, and articles of personal property, of every kind and character, now owned or hereafter acquired by Grantor, which are now or hereafter attached to or situated in, on or about the Land or the Improvements, or used in or necessary to the complete and proper planning, development, use, occupancy or operation thereof, or acquired (whether delivered to the Land or stored elsewhere) for use or installation in or on the Land or the Improvements, and all renewals and replacements of, substitutions for and additions to the foregoing (the properties referred to in this CLAUSE (b) being herein sometimes collectively called the "ACCESSORIES," all of which are hereby declared to be permanent accessions to the Land):

         (c) any and all (i) plans and specifications for the Improvements;
    (ii) Grantor's rights, but not liability for any breach by Grantor, under all commitments (including any commitment for financing to pay any of the secured indebtedness, as defined below), insurance policies and other contracts and general intangibles (including but not limited to trademarks, trade names and symbols) related to the Premises or the Accessories or the operation thereof; (iii) deposits (including but not limited to Grantor's rights in tenants' security deposits, deposits with respect to utility services to the Premises, and any deposits or reserves hereunder or under any other Loan Document for taxes, insurance or otherwise), money, accounts, instruments, documents, notes and chattel paper arising from or by virtue of any transactions to which Grantor or any affiliate of Grantor is a party and which are related to the Premises or the Accessories; (iv) permits, licenses, franchises, certificates, development rights, commitments and rights for utilities, and other rights and privileges obtained in connection with the Premises or the Accessories; (v) leases, rents, royalties, bonuses, issues, profits, revenues and other benefits of the Premises and the Accessories (without derogation of Article 3 hereof);
    (vi) oil, gas and other hydrocarbons and other minerals owned or controlled by Grantor and produced from or allocated to the Land and all products processed or obtained therefrom, and the proceeds thereof; and (vii) engineering, accounting, title, legal, and other technical or business data concerning the Mortgaged Property which are in the possession of Grantor or in which Grantor can otherwise grant a security interest; and

         (d) any and all (i) proceeds of or arising from the properties, rights, titles and interests referred to above in this SECTION 1.2, including but not limited to proceeds of any sale, lease or other disposition thereof, proceeds of each policy of insurance relating thereto (including premium refunds), proceeds of the taking thereof or of any rights appurtenant thereto, including change of grade of streets, curb cuts or other rights of access, by eminent domain or transfer in lieu thereof for public or quasi-public use under any law, and proceeds arising out of any damage thereto; and (ii) other interests of every kind and character which Grantor now has or hereafter acquires in, to or for the benefit of the properties, rights, titles and interests referred to above in this
    Section 1.2 and all property used or useful in connection therewith, including but not limited to rights of ingress and egress and remainders, reversions and reversionary rights or interests; and if the estate of Grantor in any of the property referred to above in this SECTION 1.2 is a leasehold estate, this conveyance shall include, and the lien and security interest created hereby shall encumber and extend to, all other or additional title, estates, interests or rights which are now owned or may hereafter be acquired by Grantor in or to the property demised under the lease creating the leasehold estate; TO HAVE AND TO HOLD the foregoing rights, interests and properties, and all rights, estates, powers and privileges appurtenant thereto (herein collectively called the "MORTGAGED PROPERTY"), unto Trustee, and his successors or substitutes in this trust, and to his or their successors and assigns, in trust, however, upon the terms, provisions and conditions herein set forth.


DEED OF TRUST, ASSIGNMENT, SECURITY AGREEMENT
AND FINANCING STATEMENT - Page 2

    Section 1.3 SECURITY INTEREST. In order to further secure the payment of the secured indebtedness hereinafter referred to, and the performance of the obligations, covenants, agreements, warranties and undertakings of Grantor hereinafter described. Grantor hereby grants to Holder (as hereinafter defined) a security interest in all of the Mortgaged Property which constitutes personal property or fixtures (herein sometimes collectively called the "COLLATERAL") In addition to its rights hereunder or otherwise. Holder shall have all of the rights of a secured party under the Texas Business and Commerce Code, or under the Uniform Commercial Code in force in any other state to the extent the same is applicable law.

    Section 1.4 NOTE LOAN DOCUMENTS, OTHER OBLIGATIONS. This Mortgage is made to secure and enforce the payment and performance of the following promissory notes, obligations, indebtedness and liabilities and all renewals, extensions, supplements, increases, and modifications thereof in whole or in part from time to time:

         (a) the Promissory Note and all other notes given in substitution therefor or in modification, supplement, increase, renewal or extension thereof, in whole or in part (such note or notes, whether one or more. as from time to time renewed, extended, supplemented, increased or modified and all other notes given in substitution therefor, or in modification, renewal or extension thereof, in whole or in part, being hereinafter called the "NOTE", and Lender, or the subsequent holder at the time in question of the Note or any of the secured indebtedness, as hereinafter defined, being herein called "HOLDER"); and

         (b) all indebtedness and other obligations owed by Grantor to Holder now or hereafter incurred or arising pursuant to or permitted by the provisions of the Note, this Mortgage, or any other document now or hereafter evidencing, governing, guaranteeing, securing or otherwise executed in connection with the loan evidenced by the Note, including but not limited to any loan or credit agreement, tri-party financing agreement or other agreement between Grantor and Holder, or among Grantor, Holder and any other party or parties, pertaining to the repayment or use of the proceeds of the loan evidenced by the Note (the Note, this Mortgage and such other documents, as they or any of them may have been or may be from time to time renewed, extended, supplemented, increased or modified, being herein sometimes collectively called the "LOAN DOCUMENTS"),

    Each amount due an owing by Grantor to Holder pursuant to this Mortgage or any other Loan Document shall, except to the extent otherwise specified in the document evidencing the indebtedness, bear interest from the date of such expenditure or payment until paid, at the rate per annum provided in the Note for interest on past due principal owed on the Note; and all such amounts, together with such interest thereon, shall be a part of the secured indebtedness and shall be secured by this Mortgage. The amount and nature of such expense and the time when paid shall be fully established by the certificate of Holder or any of Holder's officers or agents.

    Section 1.5 SECURED INDEBTEDNESS. The indebtedness referred to in Section
1.4 and all renewals, extensions and modifications thereof, and all substitutions therefor, in whole or in part, are hereinafter sometimes referred to as the "SECURED INDEBTEDNESS" or the "INDEBTEDNESS SECURED HEREBY."

                                      ARTICLE II

                      REPRESENTATIONS, WARRANTIES AND COVENANTS

    Section 2.1 Grantor represents, warrants, and covenants as follows:

         (a) PAYMENT AND PERFORMANCE. Grantor will make due and punctual payment of the secured indebtedness. Subject to applicable grace periods, Grantor will timely and properly perform and comply with all of the covenants, agreements, and conditions imposed upon it by this Mortgage and the other Loan Documents and will not permit a default to occur hereunder or thereunder. Time shall be of the essence in this Mortgage.


DEED OF TRUST, ASSIGNMENT, SECURITY AGREEMENT
AND FINANCING STATEMENT - Page 3

         (b) TITLE AND PERMITTED ENCUMBRANCES. Grantor has, in Grantor's own right, and Grantor covenants to maintain, lawful good and marketable title to the Mortgaged Property, free and clear of all liens, charges, claims, security interests, and encumbrances except for (i) the matters, if any, set forth under the heading "Permitted Encumbrances" in EXHIBIT R hereto, which are Permitted Encumbrances only to the extent the same are valid and subsisting and affect the Mortgaged Property, (ii) the liens and security interests evidenced by this Mortgage, (iii) statutory liens for ad valorem taxes and standby fees on the Mortgaged Property which are not yet delinquent, (iv) other liens and security interests (if any) in favor of Lender, (v) liens for taxes not yet due or which are being contested in good faith by appropriate proceedings, provided that, at Lender's option, either (A) appropriate bonds are posted in amounts satisfactory to Lender, or (b) reserves with respect thereto are maintained on the books of Grantor, or its subsidiaries, as the case may be in such amounts as are satisfactory to Lender, and (vi) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like liens arising in the ordinary course of business which are not overdue for a period of more than sixty
    (60) days or which are being contested in good faith by appropriate proceedings, provided that, at Lender's option, either (A) appropriate bonds are posted by Grantor in amounts satisfactory to Lender or (B) reserves with respect thereto are maintained on the books of Grantor or its subsidiaries, as the case may be, in such amounts as are satisfactory to Lender (the matters described in the foregoing CLAUSES (i)-(vi) being herein collectively called the "PERMITTED ENCUMBRANCES"). Grantor, and Grantor's successors and assigns, will warrant and forever defend title to the Mortgaged Property, subject as aforesaid, to Trustee and his successors or substitutes and assigns, against the claims and demands of all persons claiming or to claim the same or any part thereof. Grantor will punctually pay, perform, observe and keep all covenants, obligations and conditions in or pursuant to any Permitted Encumbrance and will not modify or permit modification of any Permitted Encumbrance without the prior written consent of Holder. Inclusion of any matter as a Permitted Encumbrance does not constitute approval or waiver by Holder of any existing or future violation or other breach thereof by Grantor, by the Mortgaged Property or otherwise. No part of the Mortgaged Property constitutes all or any part of the homestead of Grantor. To the extent required by applicable law, Grantor has filed all necessary tax returns and reports and has paid all taxes and governmental charges thereby shown to be owing except any such taxes or charges that are being contested in good faith by appropriate proceedings which have been disclosed to Lender in writing and for which adequate reserves have been set aside on its books in accordance with generally accepted accounting principles.

         (c) DEFENSE OF MORTGAGE. If the validity or priority of this Mortgage or of any rights, titles, liens or security interests created or evidenced hereby with respect to the Mortgaged Property or any part thereof shall be endangered or questioned or shall be attacked directly or indirectly or if any legal proceedings are instituted against Grantor with respect thereto, Grantor will give prompt written notice thereof to Holder and at Grantor's own cost and expense will diligently endeavor to cure any defect that may be developed or claimed, and will take all necessary and proper steps for the defense of such legal proceedings, including, but not limited to, the employment of counsel, the prosecution or defense of litigation and or the release or discharge of all adverse claims. Trustee and Holder, or either of them (whether or not named as parties to legal proceedings with respect thereto), are hereby authorized and empowered to take such additional steps as in their discretion may be proper for the defense of any such legal proceedings or the protection of the validity or the priority of this Mortgage and the rights, titles, liens and security interests created or evidenced hereby, including but not limited to the employment of independent counsel, the prosecution or defense of litigation, and the compromise or discharge of adverse claims made with respect to the Mortgaged Property, the purchase of any taxed title and the removal of prior liens or security interests (including, but not limited to, the payment of debts as they mature or the payment in full of matured or non-matured debts, which are secured by prior liens or security interests). All expenditures so made of every kind and character shall be a demand obligation (which obligation Grantor hereby promises to pay) owing by Grantor to Holder or Trustee (as the case may be), and the party (Holder or Trustee, as the case


DEED OF TRUST, ASSIGNMENT, SECURITY AGREEMENT
AND FINANCING STATEMENT - Page 4
    may be) making such expenditures shall be subrogated to all rights of the person receiving such payment.

         (d) TAXES AND OTHER IMPOSITIONS. Grantor will pay, or cause to be paid, or contest, in good faith by appropriate proceedings, and if so contested, shall post such payment bonds or provide such other collateral as shall be satisfactory to Holder, all taxes, assessments and other charges or levies imposed upon or against or with respect to the Mortgaged Property or the ownership, use, occupancy or enjoyment of any portion thereof, or any utility service thereto, as the same become due and payable, including but not limited to all ad valorem taxes assessed against the Mortgaged Property or any part thereof, and shall deliver promptly to Holder such evidence of the payment thereof as Holder may require. No commitments have been made to any Governmental Authorities, utility company, school board, church or other religious body, or any homeowners association, or to any other organization, group, or individual relating to the Mortgaged Property which would impose an obligation upon Grantor to make any contribution or dedications of money or land or to construct, install or maintain any improvements of a public or private nature on or off the Mortgaged Property; and no Governmental Authority or utility company has imposed any requirement that any developer of the Mortgaged Property pay directly or indirectly any special fees or contributions or incur any expenses or obligations in connection with the construction of single family residences upon the Mortgaged Property, exclusive of regular local real estate and school taxes assessed against the Mortgaged Property. As used in this Mortgage, the term "GOVERNMENTAL AUTHORITY" means the United States, the state, the county, the city, or any other political subdivision in which the Mortgaged Property is located, and any court or political subdivision, agency, or instrumentality having or exercising jurisdiction over Grantor or the Mortgaged Property.

         (e) INSURANCE. Grantor shall obtain and maintain at Grantor's sole expense: (1) mortgagee title insurance issued to Holder covering the Premises as required by Holder; (2) all-risk insurance with respect to all insurable Mortgaged Property, against loss or damage by fire, lightning, windstorm, explosion, hail, tornado and such hazards as are presently included in so-called "all-risk" coverage and against such other insurable hazards as Holder may require, in an amount not less than 100% of the full replacement cost, including the cost of debris removal, without deduction for depreciation and sufficient to prevent Grantor and Holder from becoming a coinsurer, such insurance to be in Builder's Risk (non-reporting) form during and with respect to any construction on the Premises; (3) if and to the extent any portion of the Premises is in a special flood hazard area, a flood insurance policy in an amount equal to the lesser of the principal face amount of the Note or the maximum amount available; (4) comprehensive general public liability insurance, on an "occurrence" basis, for the benefit of Grantor and Holder as named insureds; (5) statutory workers' compensation insurance with respect to any work on or about the Premises; and (6) such other insurance on the Mortgaged Property as may from time to time be required by Holder (including but not limited to business interruption insurance, boiler and machinery insurance, earthquake insurance, and war risk insurance, if available) and against other insurable hazards or casualties which at the time are commonly insured against in the case of premises similarly situated, due regard being given to the height, type, construction, location, use and occupancy of buildings and improvements. All insurance policies shall be issued and maintained by insurers having a Best's insurance rating of A X (Ten), or otherwise approved by Lender, in amounts, with deductibles, and in form satisfactory to Holder, and shall require not less than thirty (30) days' prior written notice to Holder of any cancellation or change of coverage. All insurance policies maintained, or caused to be maintained, by Grantor with respect to the Mortgaged Property, except for public liability insurance, shall provide that each such policy shall be primary without right of contribution from any other insurance that may be carried by Grantor or Holder and that all of the provisions thereof, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured. If any insurer which has issued a policy of title, hazard, liability or other insurance required pursuant to this Mortgage or any other Loan Document becomes insolvent or the subject of any bankruptcy, receivership or similar proceeding or if in


DEED OF TRUST, ASSIGNMENT, SECURITY AGREEMENT
AND FINANCING STATEMENT - Page 5

    Holder's reasonable opinion the financial responsibility of such insurer is or becomes inadequate, Grantor shall. in each instance promptly upon the request of Holder and at Grantor's expense, obtain and deliver to Holder a like policy (or, if and to the extent permitted by Holder, a certificate of insurance) issued by another insurer, which insurer and policy meet the requirements of this Mortgage or such other Loan Document, as the case may be. Without limiting the discretion of Holder with respect to required endorsements to insurance policies, all such policies for loss of or damage to the Mortgaged Property shall contain a standard mortgage clause (without contribution) naming Holder as mortgagee with loss proceeds payable to Holder notwithstanding (i) any act, failure to act or negligence of or violation of any warranty, declaration or condition contained in any such policy by any named insured; (ii) the occupation or use of the Mortgaged Property for purposes more hazardous than permitted by the terms of any such policy; (iii) any foreclosure or other action by Holder under the Loan
    Documents: or (iv) any change in title to or ownership of the Mortgaged Property or any portion thereof, such proceeds to be held for application as provided in the Loan Documents. Notwithstanding the foregoing, in the event of property damage due to (A) condemnation for which proceeds are paid or (B) an insured casualty, for which repair or restoration is reasonably estimated by a reputable contractor or architect acceptable to Lender to cost not more than $150,000, then insurance or condemnation proceeds, as applicable, in the amount of such repairs may be paid by the insurer directly to Grantor, provided that Grantor promptly commences and diligently pursues restoration of the damaged portion of the Mortgaged Property to substantially the same condition as that which existed prior to the insured casualty or the condemnation. A copy of the original policy and a satisfactory certificate of insurance bearing an original signatue shall be delivered to Holder at the time of execution of this Mortgage, with premiums fully paid, and each renewal or substitute policy (or certificate) shall be delivered to Holder, with premiums fully paid, at least ten (10) days before the termination of the policy it renews or replaces. Grantor shall pay all premiums on policies required hereunder as they become due and payable and promptly deliver to Holder evidence satisfactory to Holder of the timely payment thereof. If any loss occurs at any time when Grantor has failed to perform Grantor's covenants and agreements in this paragraph, Holder shall nevertheless be entitled to the benefit of all insurance covering the loss and held by or for Grantor, to the same extent as if it had been made payable to Holder. Upon any foreclosure hereof or transfer of title to the Mortgaged Property in extinguishment of the whole or any part of the secured indebtedness, all of Grantor's right, title and interest in and to the insurance policies referred to in this Section (including unearned premiums) and all proceeds payable thereunder shall thereupon vest in the purchaser at foreclosure or other such transferee, to the extent permissible under such policies. Holder shall have the right (but not the obligation) to make proof of loss for, settle and adjust any claim under, and receive the proceeds of, all insurance for loss of or damage to the Mortgaged Property, and the expenses incurred by Holder in the adjustment and collection of insurance proceeds shall be a part of the secured indebtedness and shall be due and payable to Holder on demand. Except in the event of gross negligence or fraud by Holder, Holder shall not be, under any circumstances, liable or responsible for failure to collect or exercise diligence in the collection of any of such proceeds or for the obtaining, maintaining or adequacy of any insurance or for failure to see to the proper application of any amount paid over to Grantor. Any such proceeds received by Holder shall, after deduction therefrom of all reasonable expenses actually incurred by Holder, including attorneys' fees, at Holder's option be (1) released to Grantor, or (2) applied (upon compliance with such terms and conditions as may be required by Holder) to repair or restoration, either partly or entirely, of the Mortgaged Property so damaged, or (3) applied to the payment of the secured indebtedness in such order and manner as Holder, in its sole discretion, may elect, whether or not due. In any event, the unpaid portion of the secured indebtedness shall remain in full force and effect and the payment thereof shall not be excused. Grantor shall at all times comply with the requirements of the insurance policies required hereunder and of the issuers of such policies and of any board of fire underwriters or similar body as applicable to or affecting the Mortgaged Property.


DEED OF TRUST, ASSIGNMENT, SECURITY AGREEMENT
AND FINANCING STATEMENT - Page 6

         (f) RESERVE FOR INSURANCE. TAXES AND ASSESSMENTS. Upon request of Holder, to secure certain of Grantor's obligations in PARAGRAPHS (d) AND
    (e) above, but not in lieu of such obligations, Grantor will deposit with Holder a sum equal to ad valorem taxes, assessments and charges (which charges for the purpose of this paragraph shall include without limitation any recurring charge which could result in a lien against the Mortgaged Property) against the Mortgaged Property for the current year and the premiums for such policies of insurance for the current year, all as estimated by Holder and prorated to the end of the calendar month following the month during which Holder's request is made, and thereafter will deposit with Holder, on each date when an installment of principal and/or interest is due on the Note, sufficient funds (as estimated from time to time by Holder) to permit Holder to pay at least fifteen (15) days prior to the due date thereof, the next maturing ad valorem taxes, assessments and charges and premiums for such policies of insurance. Holder shall have the right to rely upon tax information furnished by applicable taxing authorities in the payment of such taxes or assessments and shall have no obligation to make any protest of any such taxes or assessments. Any excess over the amounts required for such purposes shall be held by Holder for future use, applied to any secured indebtedness or refunded to Grantor, at Holder's option, and any deficiency in such funds so deposited shall be made up by Grantor upon demand of Holder. All such funds so deposited shall bear no interest, may be mingled with the general funds of Holder and shall be applied by Holder toward the payment of such taxes, assessments, charges and premiums when statements therefor are presented to Holder by Grantor (which statements shall be presented by Grantor to Holder a reasonable time before the applicable amount is due); provided, however, that, if a default shall have occurred hereunder, such funds may at Holder's option be applied to the payment of the secured indebtedness in the order determined by Holder in its sole discretion, and that Holder may (but shall have no obligation) at any time, in its discretion, apply all or any part of such funds toward the payment of any such taxes, assessments, charges or premiums which are past due, together with any penalties or late charges with respect thereto. The conveyance or transfer of Grantor's interest in the Mortgaged Property for any reason (including without limitation the foreclosure of a subordinate lien or security interest or a transfer by operation of law) shall constitute an assignment or transfer of Grantor's interest in and rights to such funds held by Holder under this paragraph but subject to the rights of Holder hereunder.

         (g) CONDEMNATION. Grantor shall notify Holder immediately of any threatened or pending proceeding for condemnation affecting the Mortgaged Property or arising out of damage to the Mortgaged Property, and Grantor shall, at Grantor's expense, diligently prosecute any such proceedings. Holder shall have the right (but not the obligation) to participate in any such proceeding and to be represented by counsel of its own choice. Holder shall be entitled to receive all sums which may be awarded or become payable to Grantor for the condemnation of the Mortgaged Property, or any part thereof, for public or quasi-public use, or by virtue of private sale in lieu thereof, and any sums which may be awarded or become payable to Grantor for injury or damage to the Mortgaged Property. Grantor shall, promptly upon request of Holder, execute such additional assignments and other documents as may be necessary from time to time to permit such participation and to enable Holder to collect and receipt for any such sums. All such sums are hereby assigned to Holder, and shall, after deduction therefrom of all reasonable expenses actually incurred by Holder, including attorneys' fees, at Holder's option be (1) released to Grantor, or (2) applied (upon compliance with such terms and conditions as may be required by Holder) to repair or restoration of the Mortgaged Property so affected, or (3) applied to the payment of the secured indebtedness in such order and manner as Holder, in its sole discretion, may elect, whether or not due. In any event the unpaid portion of the secured indebtedness shall remain in full force and effect and the payment thereof shall not be excused. Except in the event of gross negligence or fraud by Holder, Holder shall not be, under any circumstances, liable or responsible for failure to collect or to exercise diligence in the collection of any such sum or for failure to see to the proper application of any amount paid over to Grantor. Holder is hereby authorized, in the name of Grantor, to execute and deliver valid acquittance for, and to appeal from, any such award, Judgement or decree. All costs and expenses (including but not limited to


DEED OF TRUST, ASSIGNMENT, SECURITY AGREEMENT
AND FINANCING STATEMENT - Page 7
    attorneys' fees) incurred by Holder in connection with any condemnation shall be a demand obligation owing by Grantor (which Grantor hereby promises to pay) to Holder pursuant to this Mortgage.

         (h) COMPLIANCE WITH LEGAL REQUIREMENTS. The Mortgaged Property and the use, operation and maintenance thereof and all activities thereon do and shall at all times comply with all applicable Legal Requirements (defined below) provided, however, Grantor may contest in good faith and by appropriate proceedings the imposition on the Mortgaged Property of any Legal Requirement provided that Grantor shall have first provided a bond or other collateral in form and amount satisfactory to Lender. The Mortgaged Property is not, and shall not be, dependent on any other property or premises or any interest therein other than the Mortgaged Property to fulfill any requirement of any Legal Requirement. Grantor shall not, by act or omission, permit any building or other improvement not subject to the lien of this Mortgage to rely on the Mortgaged Property or any interest therein to fulfill any requirement of any Legal Requirement. To the best knowledge of Grantor after reasonable inquiry no part of the Mortgaged Property constitutes a nonconforming use under any zoning law, planing or subdivision law, or similar law or ordinance. Grantor has obtained and shall preserve in force all requisite zoning, utility, building, health and operating permits, and all licenses or permits for development rights, water use, waste disposal and other rights material to the use of the Mortgaged Property from the governmental authorities or quasi-governmental entities having jurisdiction over the Mortgaged Property. If Grantor receives a notice or claim from any federal, state or local government agency or other governmental authority that the Mortgaged Property, or any use, activity, operation or maintenance thereof or thereon, is not in compliance with any Legal Requirement, Grantor will promptly furnish a copy of such notice or claim to Holder. Grantor has received no notice and has no knowledge of any such noncompliance. As used in this Mortgage: (i) the term "LEGAL REQUIREMENT" means any Law (defined below), agreement, covenant, restriction, easement or condition (including, without limitation of the foregoing, any condition or requirement imposed by any insurance or surety company), as any of the same now exists or may be changed or amended or come into effect in the future; and (ii) the term "LAW" means any federal, state or local law, statute, ordinance, code, rule, regulation, license, permit, authorization, decision, order, injunction or decree, domestic or foreign applicable to Grantor or the Mortgaged Property.

         (i) CONDITION OF MORTGAGED PROPERTY. All streets, alleys and easements necessary to serve the Mortgaged Property have been dedicated to applicable utilities and governmental entities. The Mortgaged Property is in good condition and repair with no deferred maintenance and is free from damage caused by fire or other casualty. To the best knowledge of Grantor after reasonably inquiry, Grantor is aware of no latent or patent structural or other significant defect or deficiency in the Mortgaged Property. Design and as built conditions of the Mortgaged Property are such that no drainage or surface or other water will drain across or rest upon either the Mortgaged Property or land of others without creating any liability to adjacent land owners. Except as may be disclosed on any survey of the Mortgaged Property delivered to Lender in connection with the Loan, (i) none of the Mortgaged Property is within a flood plain, and (ii) none of the Improvements creates an encroachment over, across or upon any of the Mortgaged Property boundary lines, rights of way or easements, and no building or other improvement on adjoining land creates such an encroachment. There is no material fact (excluding conditions of the economy or the real estate industry in general) that Grantor has not disclosed to Holder in writing that could materially adversely affect the Mortgaged Property or the property, business, or financial condition of Grantor.

         (j) ACCESS FOR THE DISABLED. To the best knowledge of Grantor after reasonable inquiry, the Improvements are not in violation of any and all applicable federal, state or local laws and regulations regarding access or facilities for handicapped or disabled persons (collectively, "ACCESS LAWS"), including but not limited to the Architectural Barriers Act of 1968, Section 504 of the Rehabilitation Act of 1973, the Americans with Disabilities Act of 1990, Article 9:02 of the general statutes of the State of Texas relating


DEED OF TRUST, ASSIGNMENT, SECURITY AGREEMENT
AND FINANCING STATEMENT - Page 8
    to architectural barriers, the Fair Housing Amendments Act of 1988 and any and all regulations relating to the foregoing laws. Grantor shall from time to time, at its cost, make such changes to the physical characteristics of the Improvements or to Grantor's operation of the Improvements as may be necessary to maintain compliance with the Access Laws then in effect and shall furnish to Holder plans and specifications of any physical alterations prior to the time they are made. If Holder reasonably considers any changes to be necessary in order to comply with the Access Laws, Holder may notify Grantor in writing and Grantor shall, within a reasonable time, make such changes Grantor shall indemnity and hold Holder harmless from all awards, liabilities, claims and costs of investigation and defense arising out of any alleged noncompliance with the Access Laws by the physical characteristics of the Improvements or Grantor's operation of the Improvements. This indemnity shall not terminate upon the Release Date or upon the release, foreclosure or other termination of this Mortgage but will survive the Release Date, foreclosure of this Mortgage or conveyance in lieu of foreclosure, the repayment of the secured indebtedness, the discharge and release of this Mortgage and the other Loan Documents, any bankruptcy or other debtor relief proceeding, and any other event whatsoever. Notwithstanding the foregoing, this indemnity shall not apply to any cost, claim, demand, liability or other cost or expense arising from the action or failure to act of Holder or Trustee after such time as Holder or Trustee shall have taken possession of the Mortgaged Property.

         (k) MAINTENANCE REPAIR AND RESTORATION. Grantor will keep the Mortgaged Property in first class order, repair, operating condition and appearance, causing all necessary repairs, renewals, replacements, additions and improvements to be promptly made, and will not allow any of the Mortgaged Property to be misused, abused or wasted or to deteriorate. Notwithstanding the foregoing, Grantor will not, without the prior written consent of Holder, (i) remove from the Mortgaged Property any fixtures or personal property covered by this Mortgage except such as is replaced by Grantor by an article of equal suitability and value, owned by Grantor, free and clear of any lien or security interest (except that created by this Mortgage), or (ii) make any structural alteration to the Mortgaged Property or any other alteration thereto which impairs the value thereof. If any act or occurrence of any kind or nature (including any condemnation or any casualty for which insurance was not obtained or obtainable) shall result in damage to or loss or destruction of the Mortgaged Property, Grantor shall give prompt notice thereof to Holder and Grantor shall promptly, at Grantor's sole cost and expense and regardless of whether insurance or condemnation proceeds (if any) shall be available or sufficient for the purpose, commence and continue diligently to completion to restore, repair, replace and rebuild the Mortgaged Property as nearly as possible to its value, condition and character immediately prior to the damage, loss or destruction; provided, however, in the event that (x) casualty damage or condemnation causes a decrease of sixty percent (60%) or more in the value of the Mortgaged Property, and (y) that insurance or condemnation proceeds are sufficient to fully repay to Lender the indebtedness secured by this Mortgage or, if insufficient, are supplemented by Grantor to an amount sufficient to fully repay the indebtedness hereunder, and such payment in full is made to Lender, then Lender may release the Mortgaged Property from the lien of this Mortgage, and if so releasd, Grantor shall not be required to rebuild the Mortgaged Property pursuant hereto.

         (l) NO OTHER LIENS. Grantor will not, without the prior written consent of Holder, create, place or permit to be created or placed, or through any act or failure to act, acquiesce in the placing of, or allow to remain, any deed of trust, mortgage, voluntary or involuntary lien, whether statutory, constitutional or contractual, security interest, encumbrance or charge, or conditional sale or other title retention document, against or covering the Mortgaged Property, or any part thereof, other than the Permitted Encumbrances, regardless of whether the same are expressly or otherwise subordinate to the lien or security interest created in this Mortgage, and should any of the foregoing become attached hereafter in any manner to any part of the Mortgaged Property without the prior written consent of Holder, Grantor will cause the same to be promptly discharged and released: Grantor will own all parts of the Mortgaged Property and will


DEED OF TRUST, ASSIGNMENT, SECURITY AGREEMENT
AND FINANCING STATEMENT - Page 9
    not acquire any fixtures, equipment or other property forming a part of the Mortgaged Property pursuant to a lease, license, security agreement or similar agreement, whereby any party has or may obtain the right to repossess or remove same, without the prior written consent of Holder. If Holder consents to the voluntary grant by Grantor of any lien, security interest, or other encumbrance (hereinafter called "SUBORDINATE MORTGAGE") covering any of the Mortgaged Property or if the foregoing prohibition is determined by a court of competent jurisdiction to be unenforceable as to a Subordinate Mortgage, any such Subordinate Mortgage shall contain express covenants to the effect that: (1) the Subordinate Mortgage is unconditionally subordinate to this Mortgage and all Leases (hereinafter defined); (2) if any action (whether judicial or pursuant to a power of sale) shall be instituted to foreclose or otherwise enforce the Subordinate Mortgage, no tenant of any of the Leases (hereinafter defined) shall be named as a party defendant, and no action shall be taken that would terminate any occupancy or tenancy without the prior written consent of Holder; (3) Rents (hereinafter defined), if collected by or for the holder of the Subordinate Mortgage, shall be applied first to the payment of the secured indebtedness then due and expenses incurred in the ownership, operation and maintenance of the Mortgaged Property in such order as Holder may determine, prior to being applied to any indebtedness secured by the Subordinate Mortgage; (4) written notice of default under the Subordinate Mortgage and written notice of the commencement of any action (whether judicial or pursuant to a power of sale) to foreclose or otherwise enforce the Subordinate Mortgage or to seek the appointment of a receiver for all or any part of the Mortgaged Property shall be given to Holder with or immediately after the occurrence of any such default or commencement; and
    (5) neither the holder of the Subordinate Mortgage, nor any purchaser at foreclosure thereunder, nor anyone claiming by, through or under any of them shall succeed to any of Grantor's rights hereunder without the prior written consent of Holder.

         (m) OPERATION OF MORTGAGED PROPERTY. Grantor will operate the Mortgaged Property in a good and workmanlike manner and in accordance with all Legal Requirements and will pay all fees or charges of any kind in connection therewith. Grantor will keep the Mortgaged Property occupied so as not to impair the insurance carried thereon. Grantor will not use or occupy or conduct any activity on, or allow the use or occupancy of or the conduct of any activity on, the Mortgaged Property in any manner which violates any Legal Requirement or which constitutes a public or private nuisance or which makes void, voidable or cancelable, or increases the premium of, any insurance then in force with respect thereto. Grantor will not initiate or permit any zoning reclassification of the Mortgaged Property or seek any variance under existing zoning ordinances applicable to the Mortgaged Property or use or permit the use of the Mortgaged Property in such a manner which would result in such use becoming a nonconforming use under applicable zoning ordinances or other Legal Requirement. Grantor will not impose any easement, restrictive covenant or encumbrance upon the Mortgaged Property, execute or file any subdivision plan or condominium declaration affecting the Mortgaged Property or consent to the annexation of the Mortgaged Property to any municipality, without the prior written consent of Holder. Grantor will not do or suffer to be done any act whereby the value of any part of the Mortgaged Property may be lessened. Grantor will preserve, protect, renew, extend and retain all material rights and privileges granted for or applicable to the Mortgaged Property. Without the prior written consent of Holder, there shall be no drilling or exploration for or extraction, removal or production of any mineral, hydrocarbon, gas, natural element, compound or substance (including sand and gravel) from the surface or subsurface of the Land regardless of the depth thereof or the method of mining or extraction thereof. Grantor will cause all debts and liabilities of any character (incuding without limitation all debts and liabilities for labor, material and equipment and all debts and charges for utilities servicing the Mortgaged Property) incurred in the construction, maintenance, operation and development of the Mortgaged Property to be promptly paid or diligently contested through appropriate proceedings, provided that a bond or other collateral in form and amount satisfactory to Lender shall have been provided in connection with such contest.


DEED OF TRUST, ASSIGNMENT, SECURITY AGREEMENT
AND FINANCING STATEMENT - Page 10

         (n) FINANCIAL MATTERS: MATERIALS AND REPORTS FURNISHED. Grantor is solvent after giving effect to all borrowings contemplated by the Loan Documents and no proceeding under any Debtor Relief Law (hereinafter defined) is pending (or, to Grantor's knowledge, threatened) by or against Grantor, or any affiliate of Grantor, as a debtor All reports, statements, plans, budgets, applications, agreements and other data and information heretofore furnished or hereafter to be furnished by or on behalf of Grantor to Holder in connection with the loan or loans evidenced by the Loan Documents (including, without limitation, all financial statements and financial information) are and will be true, correct and complete in all material respects as of their respective dates and do not and will not omit to state any fact or circumstance necessary to make the statements contained therein not misleading. No material adverse change has occurred since the dates of such reports, statements and other data in the financial condition of Grantor or, to Grantor's knowledge, of any tenant under any lease described therein. For the purposes of this paragraph, "Grantor" shall also include any person liable directly or indirectly for the secured indebtedness or any part thereof and any joint venturer or general partner of Grantor.

         (o) STATUS OF GRANTOR: SUITS AND CLAIMS: LOAN DOCUMENTS. Grantor is and will continue to be (i) duly organized, validly existing and in good standing under the laws of its state of organization, (ii) authorized to do business in, and in good standing in, each state in which the Mortgaged Property is located, and (iii) possessed of all requisite power and authority to carry on its business and to own and operate the Mortgaged Property. Each Loan Document executed by Grantor has been duly authorized, executed and delivered by Grantor, and the obligations thereunder and the performance thereof by Grantor in accordance with their terms are and will continue to be within Grantor's power and authority (without the necessity of joinder or consent of any other person), are not and will not be in contravention of any Legal Requirement to which Grantor or the Mortgaged Property is subject, and do not and will not result in the creation of any encumbrance against any assets or properties of Grantor, or any other person liable, directly or indirectly, for any of the secured indebtedness, except as expressly contemplated by the Loan Documents. Except as has been disclosed in writing to Holder, there is no suit, action, claim, investigation, inquiry, proceeding or demand pending (or, to Grantor's knowledge, threatened) which affects the Mortgaged Property (including, without limitation, any which challenges or otherwise pertains to Grantor's title to the Mortgaged Property) or the validity, enforceability or priority of any of the Loan Documents. There is no judicial or administrative action, suit or proceeding pending (or, to Grantor's knowledge, threatened) against Grantor, or against any other person liable directly or indirectly for the secured indebtedness, except as has been disclosed in writing to Holder in connection with the loan evidenced by the Note. The Loan Documents constitute legal, valid and binding obligations of Grantor (and of each guarantor, if any) enforceable in accordance with their terms, except as the enforceability thereof may be limited by Debtor Relif Laws (hereinafter defined) and except as the availability of certain remedies may be limited by general principles of equity. Grantor is not a "foreign person" within the meaning of the Internal Revenue Code of 1986, as amended, Sections 1445 and 7701 (i.e. Grantor is not a non-resident alien, foreign corporation, foreign partnership, foreign trust or foreign estate as those terms are defined therein and in any regulations promulgated thereunder). The loan evidenced by the Note is solely for business purposes, and is not for personal, family, household or agricultural purposes. Grantor will not cause or permit any change to be made in its name, identity, or corporate or partnership structure, unless Grantor shall have notified Holder of such change prior to the effective date of such change, and shall have first taken all action required by Holder for the purpose of further perfecting or protecting the lien and security interest of Holder in the Mortgaged Property. Grantor's principal place of business and chief executive office, and the place where Grantor keeps its books and records concerning the Mortgaged Property, has for the preceding four months been and will continue to be (unless Grantor notifies Holder of any change in writing prior to the date of such change) the address of Grantor set forth at the end of this Mortgage. The sole purpose of Grantor is and will remain the ownership and operation of the Mortgaged Property. The proceeds of the Loan are not being used and shall not be used to purchase or carry any "margin


DEED OF TRUST, ASSIGNMENT, SECURITY AGREEMENT
AND FINANCING STATEMENT - Page 11
    stock" within the meaning of Regulation "U'" of the Board of Governors of the Federal Reserve System, nor to extend credit to others for that purpose. Grantor is not, and no person having "control" (as that term is defined in 12 U.S.C Section 375(b)(5) or in regulations promulgated pursuant thereto) of Grantor is an "executive officer," "director," or person who directly or indirectly or in concert with one or more persons owns, controls, or has the power to vote more than 10% of any class of voting securities" (as those terms are defined in 12 U.S.C. Section 375(b) or in regulations promulgated pursuant thereto) of Holder, of a bank holding company of which Holder is a subsidiary, or of any subsidiary of a bank holding company of which Holder is a subsidiary, or of any bank at which Holder maintains a correspondent account, or of any bank which maintains a correspondent account with Holder. The representations and warranties contained in the Loan Documents are made by Grantor as an inducement to Holder to make the Loan. Grantor understands that Holder is relying on such representations and warranties and that such representations and warranties shall survive any (a) bankruptcy proceedings involving Grantor or the Property, or (b) foreclosure of the Mortgage, or
    (c) conveyance of title to the Property in lieu of foreclosure of the Mortgage.

         (p) CERTAIN ENVIRONMENTAL MATTERS.

              (i) DEFINITIONS. As used in this Mortgage: (1) "ENVIRONMENTAL CLAIM" means any investigative, enforcement, cleanup, removal, containment, remedial or other governmental or regulatory action at any time threatened, instituted or completed pursuant to any applicable Environmental Requirement against Grantor or against or with respect to the Mortgaged Property or any use or activity on the Mortgaged Property, and any claim at any time threatened or made by any person against Grantor or against or with respect to the Mortgaged Property or any use or activity on the Mortgaged Property, relating to damage, contribution, cost recovery, compensation, loss or injury resulting from any Hazardous Substance; (2) "ENVIRONMENTAL REQUIREMENT" means any Legal Requirement which pertains to ground or air or water or noise pollution or contamination, underground or aboveground tanks, health or the environment, including without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), the Resource Conservation and Recovery Act of 1976, as amended ("RCRA"), the Texas Water Code and the Texas Solid Waste Disposal Act; and (3) "HAZARDOUS SUBSTANCE" means any substance, whether solid, liquid or gaseous: (a) which is listed, defined or regulated as a "hazardous substance", "hazardous waste" or "solid waste", or otherwise classified as hazardous or toxic, in or pursuant to any Environmental Requirement; or (b) which is or contains asbestos, radon, any polychlorinated biphenyl, urea formaldehyde foam insulation, or explosive or radioactive material; or (c) which causes or poses a threat to cause a contamination or nuisance on the Mortgaged Property or on any adjacent property or a hazard to the environment or to the health or safety of persons on the Mortgaged Property. As used in this PARAGRAPH (p), the word "on" when used with respect to the Mortgaged Property or adjacent property means "on, in, under, above or about".

              (ii) REPRESENTATIONS AND WARRANTIES. Grantor represents and warrants to Holder, without regard to whether Holder has or hereafter obtains any knowledge or report of the environmental condition of the Mortgaged Property, as follows: (1) during the period of Grantor's ownership of the Mortgaged Property, the Mortgaged Property has not been used for industrial or manufacturing purposes, for landfill, dumping or other waste disposal activity or operation, for generation, storage, use, sale, treatment, processing, recycling or disposal of any Hazardous Substance, or for any other use that would give rise to the release of any Hazardous Substance on the Mortgaged Property; (2) to the best of Grantor's knowledge after inquiry in accordance with good commercial or customary practices, no use of the Mortgaged Property described in CLAUSE (1) preceding occurred at any time prior to the period of Grantor's ownership of the Mortgaged Property nor did any such use on any adjacent property occur during


DEED OF TRUST, ASSIGNMENT, SECURITY AGREEMENT
AND FINANCING STATEMENT - Page 12
         or at any time prior to the period of Grantor's ownership of the Mortgaged Property, and there is no Hazardous Substance, storage tank (or similar vessel), sump or well on the Mortgaged Property; (3) Grantor has received no notice and has no knowledge of any Environmental Claim or any completed, pending, proposed or threatened investigation or inquiry concerning the presence or release of any Hazardous Substance on the Mortgaged Property or on any adjacent property or concerning whether any condition, use or activity on the Mortgaged Property or on any adjacent property is in violation of any Environmental Requirement; (4) the present conditions, uses and activities on the Mortgaged Property do not violate any Environmental Requirement and the use of the Mortgaged Property which Grantor (and each tenant and subtenant, if any) makes and intends to make of the Mortgaged Property complies and will comply with all applicable Environmental Requirements; (5) the Mortgaged Property is not currently on, and to the best of Grantor's knowledge after inquiry in accordance with good commercial or customary practices, has never been on, any federal or state "superfund" or "superlien" list; and (6) neither Grantor, nor to Grantor's knowledge any tenant or subtenant, has obtained or is required to obtain any permit or other authorization to construct, occupy, operate, use or conduct any activity on any of the Mortgaged Property by reason of any Environmental Requirement.

              (iii) VIOLATIONS. Grantor will not cause, commit, permit or allow to continue any violation of any Environmental Requirement by Grantor or by or with respect to the Mortgaged Property or any use or activity on the Mortgaged Property, or the attachment of any environmental lien to the Mortgaged Property. Grantor will not place, install, dispose of or release, or cause, permit or allow the placing, installation, disposal or release of, any Hazardous Substance or storage tank (or similar vessel) on the Mortgaged Property and will keep the Mortgaged Property free of any Hazardous Substance.

              (iv) NOTICE TO HOLDER. Grantor will promptly advise Holder in writing of any Environmental Claim or of the discovery of any Hazardous Substance on the Mortgaged Property, as soon as Grantor first obtains knowledge thereof, including a full description of the nature and extent of the Environmental Claim and/or Hazardous Substance and all relevant circumstances.

              (v) SITE ASSESMENTS AND INFORMATION. If Holder shall ever have reason to believe that any Hazardous Substance affects the Mortgaged Property, or if any Environmental Claim is made or threatened, or if a default shall have occurred, Grantor will at its expense provide to Holder from time to time, in each case within 30 days of Holder's request, a report (including all drafts thereof if requested by Holder) of an environmental assessment of the Mortgaged Property made after the date of Holder's request and of such scope (including but not limited to the taking of soil borings, air and groundwater samples and other above and below ground testing) as Holder may request and by a consulting firm acceptable to Holder. Provided that no default under this Mortgage exists, Grantor shall not be required to provide shall an environmental assessment report more than once during a 12 month period, unless any environmental assessment report recommends follow-up reports and/or actions. Grantor will cooperate with each consulting firm making any such assessment and will supply to the consulting firm, from time to time and promptly on request, all information available to Grantor to facilitate the completion of the assessment and report.

              (vi) REMEDIAL ACTIONS. Without limitation of Holder's rights to declare a default and to exercise all remedies available by reason thereof, if any Hazardous Substance is discovered on the Mortgaged Property at any time and regardless of the cause, Grantor shall: (1) promptly at Grantor's sole risk and expense remove, treat and dispose of the Hazardous Substance in compliance with all applicable Environmental Requirements and solely under Grantor's name (or


DEED OF TRUST, ASSIGNMENT, SECURITY AGREEMENT
AND FINANCING STATEMENT - Page 13
         if removal is prohibited by any Environmental Requirement, take whatever action is required by applicable Environmental Requirements), in addition to taking such other action as is necessary to have the full use and benefit of the Mortgaged Property as contemplated by the Loan Documents, and provide Holder with satisfactory evidence thereof; and (2) if requested by Holder, provide to Holder within 30 days of Holder's request a bond, letter of credit or other financial assurance evidencing to Holder's satisfaction that all necessary funds are readily available to pay the costs and expenses of the actions required by CLAUSE (1) preceding and to discharge any assessments or liens established against the Mortgaged Property as a result of the presence of the Hazardous Substance on the Mortgaged Property.

         (q) FURTHER ASSURANCES. Grantor will, promptly on request of Holder,
    (i) correct any defect, error or omission which may be discovered in the contents, execution or acknowledgment of this Mortgage or any other Loan Document; (ii) execute, acknowledge, deliver, procure and record and/or file such further documents (including, without limitation, further deeds of trust, security agreements, financing statements, continuation statements, and assignments of rents or leases) and do such further acts as may be necessary, desirable or proper to carry out more effectively the purposes of this Mortgage and the other Loan Documents, to more fully identify and subject to the liens and security interests hereof any property intended to be covered hereby (including specifically, but without limitation, any renewals, additions, substitutions, replacements, or appurtenances to the Mortgaged Property) or as deemed advisable by Holder to protect the lien or the security interest hereunder against the rights or interests of third persons; and (iii) provide such certificates, documents, reports, information. affidavits and other instruments and do such further acts as may be necessary, desirable or proper in the reasonable determination of Holder to enable Holder to comply with the requirements or requests of any agency having jurisdiction over Holder or any examiners of such agencies with respect to the indebtedness secured hereby, Grantor or the Mortgaged Property. Grantor shall pay all costs connected with any of the foregoing, which shall be a demand obligation payable within fifteen (15) days of request therefor owing by Grantor (which Grantor hereby promises to pay) to Holder pursuant to this Mortgage.

         (r) FEES AND EXPENSES. Without limitation of any other provision of this Mortgage or of any other Loan Document and to the extent not prohibited by applicable law, Grantor will pay, and will reimburse to Holder and/or Trustee on demand to the extent paid by Holder and/or
    Trustee: (i) all appraisal fees, filing and recording fees, taxes, brokerage fees and commissions, abstract fees, title search or examination fees, title policy and endorsement premiums and fees, uniform commercial code search fees, escrow fees, reasonable attorneys' fees, architect fees, construction consultant fees, environmental inspection fees, survey fees, and all other out-of-pocket costs and expenses of every character incurred by Grantor or Holder and/or Trustee in connection with the preparation of the Loan Documents, the evaluation, closing and funding of the loan evidenced by the Loan Documents, and any and all amendments and supplements to this Mortgage, the Note or any other Loan Documents or any approval, consent, waiver, release or other matter requested or required hereunder or thereunder, or otherwise attributable or chargeable to Grantor as owner of the Mortgaged Property; and (ii) all costs and expenses, including reasonable attorneys' fees and expenses, incurred or expended by Holder in connection with the investigation of the Mortgaged Property or the consummation, enforcement or defense of the Loan, this Mortgage, or any other Loan Document.

         (s) INDEMNIFICATION.

              (i) Grantor will indemnify and hold harmless Holder and Trustee from and against, and reimburse them on demand for, any and all Indemnified Matters (defined below). For purposes of this PARAGRAPH
         (p), the terms "Holder" and "Trustee" shall include the directors, officers, partners, employees and agents of Trustee and Holder, respectively, and any persons owned or controlled by, owning


DEED OF TRUST, ASSIGNMENT, SECURITY AGREEMENT
AND FINANCING STATEMENT - Page 14
         or controlling, or under common control or affiliated with Holder or Trustee, respectively. WITHOUT LIMITATION, THE FOREGOING INDEMNITIES SHALL APPLY TO EACH INDEMNIFIED PERSON WITH RESPECT TO MATTERS WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF THE NEGLIGENCE OF SUCH (AND/OR ANY OTHER) INDEMNIFIED PERSON. HOWEVER, SUCH INDEMNITIES SHALL NOT APPLY TO A PARTICULAR INDEMNIFIED PERSON TO THE EXTENT THAT THE SUBJECT OF THE INDEMNIFICATION IS CAUSED BY OR ARISES OUT OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THAT INDEMNIFIED PERSON. Any amount to be paid under this PARAGRAPH (p) by Grantor to Holder and/or Trustee shall be a demand obligation owing by Grantor (which Grantor hereby promises to pay) to Holder and/or Trustee pursuant to this Mortgage. Nothing in this paragraph, elsewhere in this Mortgage or in any other Loan Document shall limit or impair any rights or remedies of Holder and/or Trustee (including without limitation any rights of contribution or indemnification) against Grantor or any other person under any other provision of this Mortgage, any other Loan Document, any other agreement or any applicable Legal Requirement.

              (ii) As used herein, the term "INDEMNIFIED MATTERS" means any and all claims, demands, liabilities (including strict liability), losses, damages (including consequential damages), causes of action, judgments, penalties, costs and expenses (including without limitation, reasonable fees and expenses of attorneys and other professional consultants and experts, and of the investigation and defense of any claim, whether or not such claim is ultimately defeated, and the settlement of any claim or judgment including all value paid or given in settlement) of every kind, known or unknown, foreseeable or unforeseeable, which may be imposed upon, asserted against or incurred or paid by Holder and/or Trustee at any time and from time to time, whenever imposed, asserted or incurred, because of, resulting from, in connection with, or arising out of any transaction, act, omission, event or circumstance in any way connected with the Mortgaged Property or with this Mortgage or any other Loan Document, including but not limited to any bodily injury or death or property damage occurring in or upon or in the vicinity of the Mortgaged Property through any cause whatsoever at any time on or before the Release Date, any act performed or omitted to be performed hereunder or under any other Loan Document, any breach by Grantor of any representation, warranty, covenant, agreement or condition contained in this Mortgage or in any other Loan Document, any default as defined herein, any claim under or with respect to any Lease (hereinafter defined) and any Environmental Matter (defined below). Notwithstanding the foregoing, the term Indemnified Matters shall not include any cost, claim, demand, liability or other cost or expense arising from the action or failure to act of Holder or Trustee after such time as Holder or Trustee shall have taken possession of the Mortgaged Property. As used herein, the term "ENVIRONMENTAL MATTER" means: (a) the presence of any Hazardous Substance on, in, under, above or about the Mortgaged Property, or the migration or release or threatened migration or release of any Hazardous Substance on, to, from or through the Mortgaged Property, on or at any time before the Release Date; or (b) any act, omission, event or circumstance existing or occurring in connection with the handling, treatment, containment, removal, storage, decontamination, clean-up, transport or disposal of any Hazardous Substance which is at any time on or before the Release Date present on, in, under, above or about the Mortgaged Property; or
         (c) any violation on or before the Release Date, of any Environmental Requirement in effect on or before the Release Date, regardless of whether any act, omission, event or circumstance giving rise to the violation constituted a violation at the time of the occurrence or inception of such act, omission, event or circumstance; or (d) any Environmental Claim, or the filing or imposition of any environmental lien against the Mortgaged Property, because of, resulting from, in connection with, or arising out of any of the matters referred to in CLAUSES (a) through (c) preceding; and regardless of whether any of the matters referred to in


DEED OF TRUST, ASSIGNMENT, SECURITY AGREEMENT
AND FINANCING STATEMENT - Page 15
         the foregoing CLAUSES (a) THROUGH (d) was caused by Grantor or Grantor's tenant or any subtenant, or a prior owner of the Mortgaged Property or its tenant or any subtenant, or any third party. Without limitation of the definition of Indemnified Matters herein, Grantor's indemnification obligations regarding any Environmental Matter shall include injury or damage to any person, property or natural resource occurring upon or off of the Mortgaged Property (including but not limited to the cost of demolition and rebuilding of any improvements on real property), the preparation of any feasibility studies or reports and the performance of any cleanup, remediation, removal, response, abatement, containment, closure, restoration, monitoring or similar work required by any Environmental Requirement or necessary to have the full use and benefit of the Mortgaged Property as contemplated by the Loan Documents (including, without limitation, any of the same in connection with any foreclosure or transfer in lieu thereof), and all liability to pay or indemnify any person for costs in connection with any of the foregoing. The term "RELEASE DATE" as used herein means the earlier of the following two dates: (i) the date on which the indebtedness and obligations secured hereby have been paid and performed in full and this Mortgage has been released, or
         (ii) the date on which the lien of this Mortgage is fully and finally foreclosed or a conveyance by deed in lieu of such foreclosure is fully and finally effective, and possession of the Mortgaged Property has been given to the purchaser or grantee free of occupancy and claims to occupancy by Grantor and Grantor's heirs, devisees, representatives, successors and assigns; provided, that if such payment, performance, release, foreclosure or conveyance is challenged, in bankruptcy proceedings or otherwise, the Release Date shall be deemed not to have occurred until such challenge is rejected, dismissed or withdrawn with prejudice. The indemnities in this PARAGRAPH (s) shall not terminate upon the Release Date or upon the release, foreclosure or other termination of this Mortgage but will survive the Release Date, foreclosure of this Mortgage or conveyance in lieu of foreclosure, the repayment of the secured indebtedness, the discharge and release of this Mortgage and the other Loan Documents, any bankruptcy or other debtor relief proceeding, and any other event whatsoever.

         (t) RECORDS AND FINANCIAL REPORTS. Grantor will keep accurate books and records in accordance with sound accounting principles in which full, true and correct entries shall be promptly made with respect to the Mortgaged Property and the operation thereof, and will permit all such books and records to be inspected and copied, and the Mortgaged Property to be inspected and photographed, by Holder and its representatives during normal business hours and at any other reasonable times upon advance notice by Holder. Without limitation of other or additional requirements in any of the other Loan Documents, Grantor will furnish to Holder: (i) current operating statements itemizing all income and expenses of the Mortgaged Property, for each month (and for the fiscal year through the end of such month) as soon as reasonably practicable but in any event within fifteen
    (15) days after the end of such month and for each fiscal year of Grantor within sixty (60) days after the end thereof including also a projection of such operations for the next fiscal year; and (ii) a balance sheet (including disclosure of all contingent liabilities) and an income statement of Grantor, for each fiscal year of Grantor as soon as reasonably practicable following the end of such fiscal year, but in any event within ninety (90) days after the end thereof. Each financial statement submitted pursuant to this paragraph shall be certified in writing as true and correct by Grantor (or if Grantor is not a natural person, by a representative of Grantor acceptable to Holder). Grantor will furnish to Holder at Grantor's expense all evidence which Holder may from time to time reasonably request as to compliance with all provisions of the Loan Documents. Any inspection or audit of the Mortgaged Property or the books and records of Grantor, or the procuring of documents and financial and other information, by or on behalf of Holder shall be for Holder's protection only, and shall not constitute any assumption of responsibility to Grantor or anyone else with regard to the condition, constrution, maintenance or operation of the Mortgaged Property nor Holder's approval of any certification given to Holder nor relieve Grantor of any of Grantor's obligations.


DEED OF TRUST, ASSIGNMENT, SECURITY AGREEMENT
AND FINANCING STATEMENT - Page 16

         (u) TAXES ON NOTE OR MORTGAGE. Grantor will promptly pay all income, franchise and other taxes owing by Grantor and any stamp taxes or other taxes (unless such payment by Grantor is prohibited by law) which may be required to be paid with respect to the Note, this Mortgage or any other instrument evidencing or securing any of the secured indebtedness. In the event of the enactment after this date of any law of any governmental entity applicable to Holder, the Note, the Mortgaged Property or this Mortgage deducting from the value of property for the purpose of taxation any lien or security interest thereon, or imposing upon Holder the payment of the whole or any part of the taxes or assessments or charges or liens herein required to be paid by Grantor, or changing in any way the laws relating to the taxation of deeds of trust or mortgages or security agreements or debts secured by deeds of trust or mortgages or security agreements or the interest of the mortgagee or secured party in the property covered thereby, or the manner of collection of such taxes, so as to affect this Mortgage or the indebtedness secured hereby or Holder, then, and in any such event. Grantor, upon demand by Holder, shall pay such taxes, assessments, charges or liens, or reimburse Holder therefor; provided, however, that if in the opinion of counsel for Holder (i) it might be unlawful to require Grantor to make such payment or (ii) the making of such payment might result in the imposition of interest beyond the maximum amount permitted by law, then and in such event, Holder may elect, by notice in writing given to Grantor, to declare all of the indebtedness secured hereby to be and become due and payable sixty (60) days from the giving of such notice.

         (v) STATEMENT CONCERNING NOTE OR MORTGAGE. Grantor shall at any time and from time to time furnish within ten (10) business days of request by Holder a written statement in such form as may be required by Holder stating that (i) the Note, this Mortgage and the other Loan Documents are valid and binding obligations of Grantor, enforceable against Grantor in accordance with their terms; (ii) the unpaid principal balance of the Note;
    (iii) the date to which interest on the Note is paid; (iv) the Note, this Mortgage and the other Loan Documents have not been released, subordinated or modified; and (v) there are no offsets or defenses against the enforcement of the Note, this Mortgage or any other Loan Document. If any of the foregoing statements are untrue, Grantor shall, alternatively, specify the reasons therefor.

         (w) ANNUAL APPRAISAL. Holder may at its option obtain at Grantor's expense, not more than once in each year, an appraisal of the Mortgaged Property or any part thereof prepared in accordance with written instructions from Holder by a third-party appraiser engaged directly by Holder. Each such appraiser and appraisal shall be satisfactory to Holder. The costs of each such appraisal shall be a part of the secured indebtedness and shall be payable by Grantor to Holder within fifteen (15) days of Holder's demand (which obligation Grantor hereby promises to pay).

    Section 2.2 PERFORMANCE BY HOLDER ON GRANTOR'S BEHALF. Grantor agrees that, if Grantor fails to perform any act or to take any action which under any Loan Document Grantor is required to perform or take, or to pay any money which under any Loan Document Grantor is required to pay (taking into account any applicable grace, cure, or contest periods), and whether or not the failure then constitutes a default hereunder or thereunder, and whether or not there has occurred any default or defaults hereunder or the secured indebtedness has been accelerated, Holder, in Grantor's name or its own name, may, but shall not be obligated to, perform or cause to be performed such act or take such action or pay such money, and any expenses so incurred by Holder and any money so paid by Holder shall be a demand obligation owing by Grantor to Holder (which obligation Grantor hereby promises to pay), shall be a part of the indebtedness secured hereby, and Holder, upon making such payment, shall be subrogated to all of the rights of the person, entity or body politic receiving such payment. Holder and its designees shall have the right, upon advance notice to Grantor, to enter upon the Mortgaged Property at any time and from time to time for any such purposes. No such payment or performance by Holder shall waive or cure any default or waive any right, remedy or recourse of Holder. Any such payment may be made by Holder in reliance on any statement, invoice or claim without inquiry into the validity or accuracy thereof. Each amount due and owing by Grantor to Holder pursuant to this Mortgage shall bear interest, from the date such amount becomes due until paid, at the rate per


DEED OF TRUST, ASSIGNMENT, SECURITY AGREEMENT
AND FINANCING STATEMENT - Page 17
annum provided in the Note for interest on past due principal owed on the Note but never in excess of the maximum nonusurious amount permitted by applicable law, which interest shall he payable to Holder within fifteen (15) days of demand therefor; and all such amounts, together with such interest thereon, shall automatically and without notice be a part of the indebtedness secured hereby. The amount and nature of any expense by Holder hereunder and the time when paid shall be fully established by the certificate of Holder or any of Holder's officers or agents.

    Section 2.3 ABSENCE OF OBLIGATIONS OF HOLDER WITH RESPECT TO MORTGAGED PROPERTY. Notwithstanding anything in this Mortgage to the contrary, including, without limitation, the definition of "Mortgaged Property" and/or the provisions of Article 3 hereof, (i) to the extent permitted by applicable law, the Mortgaged Property is composed of Grantor's rights, title and interests therein but not Grantor's obligations, duties or liabilities pertaining thereto, (ii) Holder neither assumes nor shall have any obligations, duties or liabilities in connection with any portion of the items described in the definition of "Mortgaged Property" herein, either prior to or after obtaining title to such Mortgaged Property, whether by foreclosure sale, the granting of a deed in lieu of foreclosure or otherwise, and (iii) Holder may, at any time prior to or after the acquisition of title to any portion of the Mortgaged Property as above described, advise any party in writing as to the extent of Holder's interest therein and/or expressly disaffirm in writing any rights, interests, obligations, duties and/or liabilities with respect to such Mortgaged Property or matters related thereto. Without limiting the generality of the foregoing, it is understood and agreed that Holder shall have no obligations, duties or liabilities prior to or after acquisition of title to any portion of the Mortgaged Property, as lessee under any lease or purchaser or seller under any contract or option unless Holder elects otherwise by written notification.

                                     ARTICLE III

                 COLLATERAL ASSIGNMENT OF LEASES AND RENTS AND LEASES

    Section 3.1 ASSIGNMENT. As additional security for the indebtedness secured hereby, Grantor hereby assigns to Holder all Rents (hereinafter defined) and all of Grantor's rights in and under all Leases (hereinafter defined). Upon the occurrence of a default hereunder, Holder shall have the right, power and privilege (but shall be under no duty) to demand possession of the Rents, which demand shall to the fullest extent permitted by applicable law be sufficient action by Holder to entitle Holder to immediate and direct payment of the Rents (including delivery to Holder of Rents collected for the period in which the demand occurs and for any subsequent period), for application as provided in this Mortgage, all without the necessity of any further action by Holder, including, without limitation, any action to obtain possession of the Land, Improvements or any other portion of the Mortgaged Property. Grantor hereby authorizes and directs the tenants under the Leases to pay Rents to Holder upon written demand by Holder, without further consent of Grantor, without any obligation to determine whether a default has in fact occurred and regardless of whether Holder has taken possession of any portion of the Mortgaged Property, and the tenants may rely upon any written statement delivered by Holder to the tenants. Any such payment to Holder shall constitute payment to Grantor under the Leases, and Grantor hereby appoints Holder as Grantor's lawful attorney-in-fact for giving, and Holder is hereby empowered to give, acquittance to any tenants for such payments to Holder after a default. The assignment contained in this Section shall become null and void upon the release of this Mortgage. As used herein: (i) "LEASE" means each existing or future lease, sublease (to the extent of Grantor's rights thereunder) or other agreement under the terms of which any person has or acquires any right to occupy or use the Mortgaged Property, or any part thereof, or interest therein, and each existing or future guaranty of payment or performance thereunder, and all extensions, renewals, modifications and replacements of each such lease, sublease, agreement or guaranty; and (ii) "RENTS" means all of the rents, revenue, income, profits and proceeds derived and to be derived from the Mortgaged Property or arising from the use or enjoyment of any portion thereof or from any Lease, including but not limited to liquidated damages following default under any such Lease, all proceeds payable under any policy of insurance covering loss of rents resulting from untenantability caused by damage to any part of the Mortgaged Property, all of Grantor's rights to recover monetary amounts from any tenant in bankruptcy including,


DEED OF TRUST, ASSIGNMENT, SECURITY AGREEMENT
AND FINANCING STATEMENT - Page 18
without limitation, rights of recovery for use and occupancy and damage claims arising out of Lease defaults, including rejections, under any applicable Debtor Relief Law (as hereinafter defined), together with any sums of money that may now or at any time hereafter be or become due and payable to Grantor by virtue of any and all royalties, overriding royalties, bonuses, delay rentals and any other amount of any kind or character arising under any and all present and all future oil, gas, mineral and mining leases covering the Mortgaged Property or any part thereof, and all proceeds and other amounts paid or owing to Grantor under or pursuant to any and all contracts and bonds relating to the construction or renovation of the Mortgaged Property.

    Section 3.2 COVENANTS, REPRESENTATIONS AND WARRANTIES CONCERNING LEASES AND RENTS. Grantor covenants, represents and warrants that: (i) Grantor has good title to, and is the owner of the entire landlord's interest in, the Leases and Rents hereby assigned and authority to assign them; (ii) all Leases are valid and enforceable, and in full force and effect, and are unmodified except as stated therein; (iii) unless otherwise stated in a Permitted Encumbrance, no Rents or Leases have been or will be assigned, mortgaged, pledged or otherwise encumbered and no other person has or will acquire any right, title or interest in such Rents or Leases; (iv) except as disclosed in writing to Holder in the rent roll for the Mortgaged Property or otherwise, no Rents have been waived, released, discounted, set off or compromised; (v) except as stated in the Leases, Grantor has not received any funds or deposits from any tenant for which credit has not already been made on account of accrued Rents; (vi) Grantor shall perform all of its obligations under the Leases and enforce the tenants' obligations under the Leases to the extent enforcement is prudent under the circumstances; (vii) except as may be described in the standard form tenant lease approved by Holder, or as may be consistent with good marketing practice for residential apartments in the vicinity of and of similar quality to the Premises, Grantor will not without the prior written consent of Holder, enter into any Lease after the date hereof, or waive, release, discount, set off, compromise, reduce or defer any Rent, receive or collect Rents more than one (1) month in advance, grant any rent-free period to any tenant, reduce any Lease term or waive, release or otherwise modify any other material obligation under any Lease, renew or extend any Lease except in accordance with a right of the tenant thereto in such Lease, approve or consent to an assignment of a Lease or a subletting of any part of the premises covered by a Lease, or settle or compromise any claim against a tenant under a Lease in bankruptcy or otherwise;
(viii) Grantor will not, except in good faith where the tenant is in material default thereunder, terminate or consent to the cancellation or surrender of any Lease having an unexpired term of one year or more unless promptly after the cancellation or surrender a new Lease of such premises is made with a new tenant having a credit standing at least equivalent to that of the tenant whose Lease was cancelled, on substantially the same terms as the terminated or cancelled Lease; (ix) Grantor will not execute any Lease except in accordance with the Loan Documents and for actual occupancy by the tenant thereunder; (x) Grantor shall give prompt notice to Holder, as soon as Grantor first obtains notice, of any claim, or the commencement of any action, by any tenant or subtenant under or with respect to a Lease regarding any claimed damage, default, diminution of or offset against Rent, cancellation of the Lease, or constructive eviction, excluding, however, notices of default under residential Leases, and Grantor shall defend, at Grantor's expense, any proceeding pertaining to any Lease, including, if Holder so requests, any such proceeding to which Holder is a party; (xi) Grantor shall as often as requested by Holder, within ten (10) business days of each request, deliver to Holder a complete rent roll of the Mortgaged Property in such detail as Holder may require and financial statements of the tenants, subtenants and guarantors under the Leases to the extent available to Grantor, and deliver to such of the tenants and others obligated under the Leases specified by Holder written notice of the assignment in Section
3.1 hereof in form and content satisfactory to Holder; (xii) promptly upon request by Holder, Grantor shall deliver to Holder executed copies of all Leases and copies of all records relating thereto; (xiii) there shall be no merger of the leasehold estates, created by the Leases, with the fee estate of the Land without the prior written consent of Holder; and (xiv) Holder may at any time and from time to time by specific written instrument intended for the purpose, unilaterally subordinate the lien of this Mortgage to any Lease, without joinder or consent of, or notice to, Grantor, any tenant or any other person, and notice is hereby given to each tenant under a Lease of such right to subordinate. No such subordination shall constitute a subordination to any lien or other encumbrance, whenever arising, or improve the right of any junior lienholder; and nothing herein shall be construed as subordinating this Mortgage to any Lease.


DEED OF TRUST, ASSIGNMENT, SECURITY AGREEMENT
AND FINANCING STATEMENT - Page 19

    Section 3.3 NO LIABILITY OF HOLDER. Until such time as Holder shall take possession of the Premises, (i) Holder's acceptance of this assignment shall not be deemed to constitute Holder a "mortgagee in possession," nor obligate Holder to appear in or defend any proceeding relating to any Lease or to the Mortgaged Property, or to take any action hereunder, expend any money, incur any expenses, or perform any obligation or liability under any Lease, or assume any obligation for any deposit delivered to Grantor by any tenant and not as such delivered to and accepted by Holder; (ii) Holder shall not be liable for any injury or damage to person or property in or about the Mortgaged Property, or for Holder's failure to collect or to exercise diligence in collecting Rents, but shall be accountable only for Rents that it shall actually receive and (iii) Holder neither has nor assumes any obligations as lessor or landlord with respect to any Lease. Neither the assignment of Leases and Rents nor enforcement of Holder's rights regarding Leases and Rents (including collection of Rents) nor possession of the Mortgaged Property by Holder nor Holder's consent to or approval of any Lease (nor all of the same), shall render Holder liable on any obligation under or with respect to any Lease or constitute affirmation of, or any subordination to, any Lease, occupancy, use or option. If Holder seeks or obtains any judicial relief regarding Rents or Leases, the same shall in no way prevent the concurrent or subsequent employment of any other appropriate rights or remedies nor shall same constitute an election of judicial relief for any foreclosure or any other purpose. The rights of Holder under this Article 3 shall be cumulative of all other rights of Holder under the Loan Documents or otherwise.

                                      ARTICLE IV

                                       DEFAULT

    Section 4.1 EVENTS OF DEFAULT. The occurrence of any one of the following shall be a default under this Mortgage ("DEFAULT"):

         (a) FAILURE TO PAY INDEBTEDNESS. Any interest due on the secured indebtedness pursuant to the Note is not paid within five (5) days after the same shall become due and payable, whether it be the due date stipulated in the Note and/or the Loan Documents or the date fixed for payment in full at maturity or upon prepayment, by acceleration or otherwise.

         (b) NONPERFORMANCE OF COVENANTS. Any covenant, agreement or condition herein or in any other Loan Document (other than covenants otherwise addressed in another paragraph of this Section, such as covenants to pay the secured indebtedness) is not fully and timely performed, observed or kept, and such failure is not cured within thirty (30) days after Holder delivers written notice thereof; provided, however, Holder may at Holder's option, upon request of Grantor, allow Grantor a longer period in which to effect a cure of a matter not reasonably susceptible to cure within such thirty (30) days, provided that Grantor shall diligently pursue such cure and shall provide such bond or additional collateral as Holder may require.

         (c) REPRESENTATIONS. Any statement, representation or warranty in any of the Loan Documents, or in any financial statement or any other writing heretofore or hereafter delivered to Holder in connection with the secured indebtedness is false, misleading or erroneous in any material respect on the date hereof or on the date as of which such statement, representation or warranty is made, and such statement, representation or warranty is not made true and correct (as of the time such corrective action is taken) within the applicable grace period (if any) provided for in such Loan Document.

         (d) BANKRUPTCY OR INSOLVENCY. The owner of the Mortgaged Property or any person liable, directly or indirectly, for any of the secured indebtedness (or any general partner or joint venturer of such owner or other person):

              (1) (i) Executes an assignment for the benefit of creditors, or takes any action in furtherance thereof; or (ii) admits in writing its inability to pay, or fails to pay, its debts generally as they become due; or (iii) as a debtor, files a petition,


DEED OF TRUST, ASSIGNMENT, SECURITY AGREEMENT
AND FINANCING STATEMENT - Page 20
         case, proceeding or other action pursuant to, or voluntarily seeks the benefit or benefits of, Title 11 of the United States Code as now or hereafter in effect or any other law, domestic or foreign, as now or hereafter in effect relating to bankruptcy, insolvency, liquidation, receivership, reorganization, arrangement, composition, extension or adjustment of debts, or similar laws affecting the rights of creditors (Title 11 of the United States Code and such other laws being herein called "DEBTOR RELIEF LAWS"), or takes any action in furtherance thereof; or (iv) seeks the appointment of a receiver, trustee, custodian or liquidator of the Mortgaged Property or any part thereof or of any significant portion of its other property; or

              (2) Suffers the filing of a petition, case, proceeding or other action against it as a debtor under any Debtor Relief Law or seeking appointment of a receiver, trustee, custodian or liquidator of the Mortgaged Property or any part thereof or of any significant portion of its other property, and (i) admits, acquiesces in or fails to contest diligently the material allegations thereof, or (ii) the petition, case, proceeding or other action results in entry of any order for relief or order granting relief sought against it, or (iii) in a proceeding under the Federal Bankruptcy Code, the case is converted from one chapter to another, or (iv) fails to have the petition, case, proceeding or other action permanently dismissed or discharged on or before the earlier of trial thereon or sixty (60) days next following the date of its filing; or

              (3) Conceals, removes, or permits to be concealed or removed, any part of its property, with intent to hinder, delay or defraud its creditors or any of them, or makes or suffers a transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or makes any transfer of its property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid; or suffers or permits, while insolvent, any creditor to obtain a lien (other than as described in SUBPARAGRAPH [4] below) upon any of its property through legal proceedings which are not vacated and such lien discharged prior to enforcement thereof and in any event within sixty (60) days from the date thereof; or

              (4) Fails to have discharged within a period of ten (10) days any attachment, sequestration, or similar writ levied upon any of the Mortgaged Property; or

              (5) Fails to pay immediately any final money judgment against it.


         (e) TRANSFER OF THE MORTGAGED PROPERTY. Any sale, lease, conveyance, assignment, pledge, encumbrance, or transfer of all or any part of the Mortgaged Property or any interest therein, voluntarily or involuntarily, whether by operation of law or otherwise, except: (i) sales or transfers of items of the Accessories which have become obsolete or worn beyond practical use and which have been replaced by adequate substitutes, owned by Grantor, having a value equal to or greater than the replaced items when new; and (ii) the grant, in the ordinary course of business, of a leasehold interest in a part of the Improvements to a tenant for occupancy, not containing a right or option to purchase and not in contravention of any provision of this Mortgage or of any other Loan Document. Holder may, in its sole discretion, waive a default under this paragraph, but it shall have no obligation to do so, and any waiver may be conditioned upon such one or more of the following (if any) which Holder may require: the grantee's integrity, reputation, character, creditworthiness and management ability being satisfactory to Holder in its sole judgment and grantee executing, prior to such sale or transfer, a written assumption agreement containing such terms as Holder may require, a principal paydown on the Note, an increase in the rate of interest payable under the Note, a transfer fee, a modification of the term of the Note, and any other modification of the Loan Documents which Holder may require.


DEED OF TRUST, ASSIGNMENT, SECURITY AGREEMENT
AND FINANCING STATEMENT - Page 21

         (f) TRANSFER OF OWNERSHIP OF GRANTOR. The sale, pledge, encumbrance, assignment or transfer, voluntarily or involuntarily, whether by operation of law or otherwise, of any interest in Grantor (if Grantor is not a natural person but is a corporation, partnership, trust or other legal entity), without the prior written consent of Holder (including, without limitation, if Grantor is a partnership or joint venture, the withdrawal from or admission into it of any general partner or joint venturer).

         (g) GRANT OF EASEMENT, ETC. Without the prior written consent of Holder, Grantor grants any easement or dedication, files any plat, condominium declaration, or restriction, or otherwise encumbers the Mortgaged Property, or seeks or permits any zoning reclassification or variance, unless such action is expressly permitted by the Loan Documents or does not affect the Mortgaged Property.

         (h) ABANDONMENT. The owner of the Mortgaged Property abandons any of the Mortgaged Property.

         (i) DEFAULT UNDER OTHER LIEN. A default or event of default occurs under any lien. security interest or assignment covering the Mortgaged Property or any part thereof (whether or not Holder has consented, and without hereby implying Holder's consent, to any such lien, security interest or assignment not created hereunder), or the holder of any such lien, security interest or assignment declares a default or institutes foreclosure or other proceedings for the enforcement of its remedies thereunder.

         (j) DESTRUCTION. The Mortgaged Property is so demolished, destroyed or damaged that, in the reasonable opinion of Holder, it cannot be restored or rebuilt with available funds to a profitable condition within a reasonable period of time and in any event prior to the final maturity date of the Note.

         (k) CONDEMNATION. (i) Any governmental authority shall require, or commence any proceeding for, the demolition of any building or structure comprising a part of the Premises, or (ii) there is commenced any proceeding to condemn or otherwise take pursuant to the power of eminent domain, or a contract for sale or a conveyance in lieu of such a taking is executed which provides for the transfer of, a material portion of the Premises, including but not limited to the taking (or transfer in lieu thereof) of any portion which would result in the blockage or substantial impairment of access or utility service to the Improvements or which would cause the Premises to fail to comply with any Legal Requirement.

         (l) LIQUIDATION, ETC. The liquidation, termination, dissolution, merger, consolidation or failure to maintain good standing in the State of Texas (or in the case of an individual, the death or legal incapacity) of the owner of the Mortgaged Property or any person obligated to pay any part of the secured indebtedness.

         (m) MATERIAL ADVERSE CHANGE. In Holder's reasonable opinion, the prospect of payment of all or any part of the secured indebtedness has been impaired because of a material, adverse change in the financial condition, results of operations, business or properties of the owner of the Mortgaged Property or any person liable, directly or indirectly, for any of the secured indebtedness, or of any general partner or joint venturer thereof (if such owner or other person is a partnership or joint venture).

         (n) ENFORCEABILITY; PRIORITY. Any Loan Document shall for any reason without Holder's specific written consent cease to be in full force and effect, or shall be declared null and void or unenforceable in whole or in part, or the validity or enforceability thereof, in whole or in part, shall be challenged or denied by any party thereto other than Holder; or the liens, mortgages or security interests of Holder in any of the Mortgaged Property become unenforceable in whole or in part, or cease to be of the priority herein required, or the validity or enforceability thereof, in whole or in part, shall be challenged or denied by Grantor or any person obligated to pay any part of the secured indebtedness.


DEED OF TRUST, ASSIGNMENT, SECURITY AGREEMENT
AND FINANCING STATEMENT - Page 22

         (o) OTHER LOAN DOCUMENTS. A default or event of default occurs under any Loan Document, other than this Mortgage, or under the Guaranty or the Security Agreement, and the same is not remedied within the applicable period of grace (if any) provided in such Loan Document.

         (p) AFFILIATE LOANS. A default or event of default occurs under any of the deeds of trust or notes listed on EXHIBIT C attached hereto and incorporated herein by this reference, or under any other loan document referenced in the aforesaid deeds of trust. All of such deeds of trust, promissory notes and other loan documents are collectively referred to herein as the Affiliate Loan Documents, and the loans evidenced thereby are referred to collectively as the Affiliate Loans.

         (q) GUARANTOR DEFAULT. A default or event of default occurs under any guaranty agreement executed by Guarantor in connection with the Loan.

    Section 4.2 NOTICE AND CURE. If any provision of this Mortgage or any other Loan Document provides for Holder to give to Grantor any notice regarding a default or incipient default, then if Holder shall fail to give such notice to Grantor as provided, the sole and exclusive remedy of Grantor for such failure shall be to seek appropriate equitable relief to enforce the agreement to give such notice and to have any acceleration of the maturity of the Note and the secured indebtedness postponed or revoked and foreclosure proceedings in connection therewith delayed or terminated pending or upon the curing of such default in the manner and during the period of time permitted by such agreement, if any, and Grantor shall have no right to damages or any other type of relief not herein specifically set out against Holder, all of which damages or other relief are hereby waived by Grantor. Nothing herein or in any other Loan Document shall operate or be construed to add on or make cumulative any cure or grace periods specified in any of the Loan Documents.

                                      ARTICLE V

                                       REMEDIES

    Section 5.1 CERTAIN REMEDIES. If a default shall occur, Holder may (but shall have no obligation to) exercise any one or more of the following remedies, without notice (unless notice is required by applicable statute):

         (a) ACCELERATION. Holder may at any time and from time to time declare any or all of the secured indebtedness immediately due and payable and such secured indebtedness shall thereupon be immediately due and payable, without presentment, demand, protest, notice of protest, notice of acceleration or of intention to accelerate or any other notice or declaration of any kind, all of which are hereby expressly waived by Grantor. Without limitation of the foregoing, upon the occurrence of a default described in CLAUSES (i), (iii) OR (iv) of SUBPARAGRAPH (l) of PARAGRAPH (d) of SECTION 4.1, hereof, all of the secured indebtedness shall thereupon be immediately due and payable, without presentment, demand, protest, notice of protest, declaration or notice of acceleration or intention to accelerate, or any other notice, declaration or act of any kind, all of which are hereby expressly waived by Grantor.

         (b) ENFORCEMENT OF ASSIGNMENT OF RENTS. Prior or subsequent to taking possession of any portion of the Mortgaged Property or taking any action with respect to such possession, Holder may: (1) collect and/or sue for the Rents in Holder's own name, give receipts and releases therefor, and after deducting all expenses of collection, including attorneys' fees and expenses, apply the net proceeds thereof to the secured indebtedness in such manner and order as Holder may elect and/or to the operation and management of the Mortgaged Property, including the payment of management, brokerage and attorney's fees and expenses; and (2) require Grantor to transfer all security deposits and records thereof to Holder together with original counterparts of the Leases.


DEED OF TRUST, ASSIGNMENT, SECURITY AGREEMENT
AND FINANCING STATEMENT - Page 23

         (c) FORECLOSURE. Upon the occurrence of a default, Trustee. or his successor or substitute, is authorized and empowered and it shall be his special duty at the request of Holder to sell the Mortgaged Property or any part thereof situated in the State of Texas, at the courthouse of any county (whether or not the counties in which the Mortgaged Property is located are contiguous, if the Mortgaged Property is located in more than one county) in the State of Texas in which any part of the Mortgaged Property is situated, at public venue to the highest bidder for cash between the hours of ten o'clock a.m. and four o'clock p.m. on the first Tuesday in any month or at such other place, time and date as provided by the statutes of the State of Texas then in force governing sales of real estate under powers of sale conferred by deed of trust, after having given notice of such sale in accordance with such statutes. Any sale made by Trustee hereunder may be as an entirety or in such parcels as Holder may request. To the extent permitted by applicable law, any sale may be adjourned by announcement at the time and place appointed for such sale without further notice except as may be required by law. The sale by Trustee of less than the whole of the Mortgaged Property shall not exhaust the power of sale herein granted, and Trustee is specifically empowered to make successive sale or sales under such power until the whole of the Mortgaged Property shall be sold; and, if the proceeds of such sale of less than the whole of the Mortgaged Property shall be less than the aggregate of the indebtedness secured hereby and the expense of executing this trust as provided herein, this Mortgage and the lien hereof shall remain in full force and effect as to the unsold portion of the Mortgaged Property just as though no sale had been made; provided, however, that Grantor shall never have any right to require the sale of less than the whole of the Mortgaged Property but Holder shall have the right, at its sole election, to request Trustee to sell less than he whole of the Mortgaged Property. Trustee may, after any request or direction by Holder, sell not only the real property but also the Collateral and other interests which are a part of the Mortgaged Property, or any part thereof, as a unit and as a part of a single sale, or may sell any part of the Mortgaged Property separately from the remainder of the Mortgaged Property. It shall not be necessary for Trustee to have taken possession of any part of the Mortgaged Property or to have present or to exhibit at any sale any of the Collateral. After each sale, Trustee shall make to the purchaser or purchasers at such sale good and sufficient conveyances in the name of Grantor, conveying the property so sold to the purchaser or purchasers with general warranty of title by Grantor, subject to the Permitted Encumbrances (and to such leases and other matters, if any, as Trustee may elect upon request of Holder), and shall receive the proceeds of said sale or sales and apply the same as herein provided. Payment of the purchase price to the Trustee shall satisfy the obligation of purchaser at such sale therefor, and such purchaser shall not be responsible for the application thereof. The power of sale granted herein shall not be exhausted by any sale held hereunder by Trustee or his substitute or successor, and such power of sale may be exercised from time to time and as many times as Holder may deem necessary until all of the Mortgaged Property has been duly sold and all secured indebtedness has been fully paid. In the event any sale hereunder is not completed or is defective in the opinion of Holder, such sale shall not exhaust the power of sale hereunder and Holder shall have the right to cause a subsequent sale or sales to be made hereunder. Any and all statements of fact or other recitals made in any deed or deeds or other conveyances given by Trustee or any successor or substitute appointed hereunder as to nonpayment of the secured indebtedness or as to the occurrence of any default, or as to Holder's having declared all of said indebtedness to be due and payable, or as to the request to sell, or as to notice of time, place and terms of sale and the properties to be sold having been duly given, or as to the refusal, failure or inability to act of Trustee or any substitute or successor trustee, or as to the appointment of any substitute or successor trustee, or as to any other act or thing having been duly done by Holder or by such Trustee, substitute or successor, shall be taken as prima facie evidence of the truth of the facts so stated and recited. The Trustee or his successor or substitute may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Trustee, including the posting of notices and the conduct of sale, but in the name and on behalf of Trustee, his successor or substitute. If Trustee or his successor or substitute shall have given notice of sale hereunder, any successor or substitute Trustee thereafter appointed may complete


DEED OF TRUST, ASSIGNMENT, SECURITY AGREEMENT
AND FINANCING STATEMENT - Page 24
    the sale and the conveyance of the property pursuant thereto as if such notice had been given by the successor or substitute Trustee conducting the sale.

         (d) UNIFORM COMMERCIAL CODE. Without limitation of Holder's rights of enforcement with respect to the Collateral or any part thereof in accordance with the procedures for foreclosure of real estate, Holder may exercise its rights of enforcement with respect to the Collateral or any part thereof under the Texas Business and Commerce Code as amended (or under the Uniform Commercial Code in force in any other state to the extent the same is applicable law) and in conjunction with, in addition to or in substitution for those rights and remedies: (1) Holder may enter upon Grantor's premises to take possession of, assemble and collect the Collateral or, to the extent and for those items of the Collateral permitted under applicable law, to render it unusable; (2) Holder may require Grantor to assemble the Collateral and make it available at a place Holder designates which is mutually convenient to allow Holder to take possession or dispose of the Collateral; (3) written notice mailed to Grantor as provided herein at least five (5) days prior to the date of public sale of the Collateral or prior to the date after which private sale of the Collateral will be made shall constitute reasonable notice; (4) any sale made pursuant to the provisions of this paragraph shall be deemed to have been a public sale conducted in a commercially reasonable manner if held contemporaneously with and upon the same notice as required for the sale of the Mortgaged Property under power of sale as provided in PARAGRAPH
    (c) above in this SECTION 5.1; (5) in the event of a foreclosure sale, whether made by Trustee under the terms hereof, or under judgment of a court, the Collateral and the other Mortgaged Property may, at the option of Holder, be sold as a whole; (6) it shall not be necessary that Holder take possession of the Collateral or any part thereof prior to the time that any sale pursuant to the provisions of this Section is conducted and it shall not be necessary that the Collateral or any part thereof be present at the location of such sale; (7) with respect to application of proceeds of disposition of the Collateral under SECTION 5.3 hereof, the costs and expenses incident to disposition shall include the reasonable expenses of retaking, holding, preparing for sale or lease, selling, leasing and the like and the reasonable attorneys' fees and legal expenses incurred by Holder; (8) any and all statements of fact or other recitals made in any bill of sale or assignment or other instrument evidencing any foreclosure sale hereunder as to nonpayment of the secured indebtedness or as to the occurrence of any default, or as to Holder having declared all of such indebtedness to be due and payable, or as to notice of time, place and terms of sale and of the properties to be sold having been duly given, or as to any other act or thing having been duly done by Holder, shall be taken as prima facie evidence of the truth of the facts so stated and recited; and (9) Holder may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Holder, including the sending of notices and the conduct of the sale, but in the name and on behalf of Holder.

         (e) LAWSUITS. Holder may proceed by a suit or suits in equity or at law, whether for collection of the indebtedness secured hereby, the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, or for any foreclosure hereunder or for the sale of the Mortgaged Property under the judgment or decree of any court or courts of competent jurisdiction.

         (f) ENTRY ON MORTGAGED PROPERTY. Holder is authorized, prior or subsequent to the institution of any foreclosure proceedings, to the fullest extent permitted by applicable law, to enter upon the Mortgaged Property, or any part thereof, and to take possession of the Mortgaged Property and all books and records relating thereto, and to exercise without interference from Grantor any and all rights which Grantor has with respect to the management, possession, operation, protection or preservation of the Mortgaged Property. Holder shall not be deemed to have taken possession of the Mortgaged Property or any part thereof except upon the exercise of its right to do so, and then only to the extent evidenced by its demand and overt act specifically for such purpose. All costs, expenses and liabilities of every character incurred by Holder in managing, operating, maintaining, protecting or preserving the Mortgaged Property shall constitute a demand obligation of Grantor (which obligation Grantor hereby promises to


DEED OF TRUST, ASSIGNMENT, SECURITY AGREEMENT
AND FINANCING STATEMENT - Page 25

    pay) to Holder pursuant to this Mortgage. If necessary to obtain the possession provided for above. Holder may invoke any and all legal remedies to dispossess Grantor. In connection with any action taken by Holder pursuant to this Section, Holder shall not he liable for any loss sustained by Grantor resulting from any failure to let the Mortgaged Property or any part thereof, or from any act or omission of Holder in managing the Mortgaged Property unless such loss is caused by the gross negligence, willful misconduct, or bad faith of Holder, nor shall Holder be obligated to perform or discharge any obligation, duty or liability of Grantor arising under any lease or other agreement relating to the Mortgaged Property or arising under any Permitted Encumbrance or otherwise arising. Grantor hereby assents to, ratifies and confirms any and all actions of Holder with respect to the Mortgaged Property taken under this Section.

         (g) RECEIVER. Holder shall as a matter of right be entitled to the appointment of a receiver or receivers for all or any part of the Mortgaged Property, whether such receivership be incident to a proposed sale (or sales) of such property or otherwise, and without regard to the value of the Mortgaged Property or the solvency of any person or persons liable for the payment of the indebtedness secured hereby, and Grantor does hereby irrevocably consent to the appointment of such receiver or receivers, waives any and all defenses to such appointment, agrees not to oppose any application therefor by Holder, and agrees that such appointment shall in no manner impair, prejudice or otherwise affect the rights of Holder to application of Rents as provided in this Mortgage. Nothing herein is to be construed to deprive Holder of any other right, remedy or privilege it may have under the law to have a receiver appointed. Any money advanced by Holder in connection with any such receivership shall be a demand obligation (which obligation Grantor hereby promises to pay) owing by Grantor to Holder pursuant to this Mortgage.

         (h) TERMINATION OF COMMITMENT TO LEND. Holder may terminate any commitment or obligation to lend or disburse funds under any Loan Document.

         (i) OTHER RIGHTS AND REMEDIES. Holder may exercise any and all other rights and remedies which Holder may have under the Loan Documents, or at law or in equity or otherwise.

    Section 5.2 EFFECTIVE AS MORTGAGE. This instrument shall be effective as a mortgage as well as a deed of trust and upon the occurrence of a default may be foreclosed as to any of the Mortgaged Property in any manner permitted by applicable law, and any foreclosure suit may be brought by Trustee or by Holder, and to the extent, if any, required to cause this instrument to be so effective as a mortgage as well as a deed of trust. Grantor hereby mortgages the Mortgaged Property to Holder. In the event a foreclosure hereunder shall be commenced by Trustee, or his substitute or successor, Holder may at any time before the sale of the Mortgaged Property direct Trustee to abandon the sale, and may then institute suit for the collection of the Note and/or any other secured indebtedness, and for the foreclosure of this Mortgage. It is agreed that if Holder should institute a suit for the collection of the Note or any other secured indebtedness and for the foreclosure of this Mortgage, Holder may at any time before the entry of a final judgment in said suit dismiss the same, and require Trustee, his substitute or successor to sell the Mortgaged Property in accordance with the provisions of this Mortgage.

    Section 5.3 PROCEEDS OF FORECLOSURE. The proceeds of any sale held by Trustee or Holder or any receiver or public officer in foreclosure of the liens and security interests evidenced hereby shall be applied: FIRST, to the payment of all necessary costs and expenses incident to such foreclosure sale, including but not limited to all reasonable attorneys' fees and legal expenses, all court costs and charges of every character, and a reasonable fee (not exceeding five percent (5%) of the gross proceeds of such sale) to Trustee acting under the provisions of PARAGRAPH (c) of SECTION 5.1 hereof if foreclosed by power of sale as provided in said paragraph, and to the payment of the other secured indebtedness, including specifically without limitation the principal, accrued interest and attorneys' fees due and unpaid on the Note and the amounts due and unpaid and owed to Holder under this Mortgage, the order and manner of application to the items in this clause FIRST to be in Holder's sole discretion; and SECOND, the remainder,


DEED OF TRUST, ASSIGNMENT, SECURITY AGREEMENT
AND FINANCING STATEMENT - Page 26
if any there shall be, shall be paid to Grantor, or to Grantor's heirs, devisees, representatives, successors or assigns, or such other persons (including the holder or beneficiary of any inferior lien) as may be entitled thereto by law, provided, however, that if Holder is uncertain which person or persons are so entitled. Holder may interplead such remainder in any court of competent jurisdiction, and the amount of any attorneys' fees, court costs and expenses incurred in such action shall be a part of the secured indebtedness and shall be reimbursable (without limitation) from such remainder.

    Section 5.4 HOLDER AS PURCHASER. Holder shall have the right to become the purchaser at any sale held by Trustee or substitute or successor or by any receiver or public officer or at any public sale, and Holder shall have the right to credit upon the amount of Holder's successful bid, to the extent necessary to satisfy such bid, all or any part of the secured indebtedness in such manner and order as Holder may elect.

    Section 5.5 FORECLOSURE AS TO MATURED DEBT. Upon the occurrence of a default, Holder shall have the right to proceed with foreclosure (judicial or nonjudicial) of the liens and security interests hereunder without declaring the entire secured indebtedness due, and in such event any such foreclosure sale may be made subject to the unmatured part of the secured indebtedness; and any such sale shall not in any manner affect the unmatured part of the secured indebtedness, but as to such unmatured part this Mortgage shall remain in full force and effect just as though no sale had been made. The proceeds of such sale shall be applied as provided in Section 5.3 hereof except that the amount paid under clause FIRST thereof shall be only the matured portion of the secured indebtedness and any proceeds of such sale in excess of those provided for in clause FIRST (modified as provided above) shall be applied to the prepayment (without penalty) of any other secured indebtedness in such manner and order and to such extent as Holder deems advisable, and the remainder, if any, shall be applied as provided in clause SECOND of Section 5.3 hereof. Several sales may be made hereunder without exhausting the right of sale for any unmatured part of the secured indebtedness.

    Section 5.6 REMEDIES CUMULATIVE. All rights and remedies provided for herein and in any other Loan Document are cumulative of each other and of any and all other rights and remedies existing at law or in equity, and Trustee and Holder shall, in addition to the rights and remedies provided herein or in any other Loan Document, be entitled to avail themselves of all such other rights and remedies as may now or hereafter exist at law or in equity for the collection of the secured indebtedness and the enforcement of the covenants herein and the foreclosure of the liens and security interests evidenced hereby, and the resort to any right or remedy provided for hereunder or under any such other Loan Document or provided for by law or in equity shall not prevent the concurrent or subsequent employment of any other appropriate right or rights or remedy or remedies.

    Section 5.7 HOLDER'S DISCRETION AS TO SECURITY. Holder may resort to any security given by this Mortgage or to any other security now existing or hereafter given to secure the payment of the secured indebtedness, in whole or in part, and in such portions and in such order as may seem best to Holder in its sole and uncontrolled discretion, and any such action shall not in anywise be considered as a waiver of any of the rights, benefits, liens or security interests evidenced by this Mortgage.

    Section 5.8 GRANTOR'S WAIVER OF CERTAIN RIGHTS. To the full extent Grantor may do so, Grantor agrees that Grantor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, extension or redemption, and Grantor, for Grantor, Grantor's heirs, devisees, representatives, successors and assigns, and for any and all persons ever claiming any interest in the Mortgaged Property, to the extent permitted by applicable law, hereby waives and releases all rights of redemption, valuation, appraisement, stay of execution, notice of intention to mature or declare due the whole of the secured indebtedness, notice of election to mature or declare due the whole of the secured indebtedness and all rights to a marshaling of assets of Grantor, including the Mortgaged Property, or to a sale in inverse order of alienation in the event of foreclosure of the liens and/or security interests hereby created. Grantor shall not have or assert any right under any statute or rule of law pertaining to the marshaling of assets, sale in inverse order of


DEED OF TRUST, ASSIGNMENT, SECURITY AGREEMENT
AND FINANCING STATEMENT - Page 27
alienation, the exemption of homestead, the administration of estates of decedents, or other matters whatever to defeat, reduce or affect the right of Holder under the terms of this Mortgage to a sale of the Mortgaged Property for the collection of the secured indebtedness without any prior or different resort for collection, or the right of Holder under the terms of this Mortgage to the payment of the secured indebtedness out of the proceeds of sale of the Mortgaged Property in preference to ever, other claimant whatever. Grantor waives any right or remedy which Grantor may have or be able to assert pursuant to Chapter 34 of the Texas Business and Commerce Code, or any other provision of Texas law, pertaining to the rights and remedies of sureties. If any law, referred to in this Section and now in force, of which Grantor or Grantor's heirs, devisees, representatives, successors or assigns or any other persons claiming any interest in the Mortgaged Property might take advantage despite this Section, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to preclude the application of this Section.

    Section 5.9 DELIVER OF POSSESSION AFTER FORECLOSURE, In the event there is a foreclosure sale hereunder and at the time of such sale, Grantor or Grantor's heirs, devisees, representatives, successors or assigns are occupying or using the Mortgaged Property, or any part thereof, each and all shall immediately become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day to day, terminable at the will of either landlord or tenant, at a reasonable rental per day based upon the value of the property occupied, such rental to be due daily to the purchaser; and to the extent permitted by applicable law, the purchaser at such sale shall, notwithstanding any language herein apparently to the contrary, have the sole option to demand immediate possession following the sale or to permit the occupants to remain as tenants at will. In the event the tenant fails to surrender possession of said property upon demand, the purchaser shall be entitled to institute and maintain a summary action for possession of the property (such as an action for forcible detainer) in any court having jurisdiction.

                                      ARTICLE VI

                                    MISCELLANEOUS

    Section 6.1 SCOPE OF MORTGAGE. This Mortgage is a deed of trust and mortgage of both real and personal property, a security agreement, a financing statement and a collateral assignment, and also covers proceeds and fixtures.

    Section 6.2 EFFECTIVE AS A FINANCING STATEMENT. This Mortgage shall be effective as a financing statement filed as a fixture filing with respect to all fixtures included within the Mortgaged Property and is to be filed for record in the real estate records of each county where any part of the Mortgaged Property (including said fixtures) is situated. This Mortgage shall also be effective as a financing statement covering minerals or the like (including oil and gas) and accounts subject to Subsection (e) of Section 9.103 of the Texas Business and Commerce Code, as amended, and similar provisions (if any) of the Uniform Commercial Code as enacted in any other state where the Mortgaged Property is situated which will be financed at the wellhead or minehead of the wells or mines located on the Mortgaged Property and is to be filed for record in the real estate records of each county where any part of the Mortgaged Property is situated. This Mortgage shall also be effective as a financing statement covering any other Mortgaged Property and may be filed in any other appropriate filing or recording office. The mailing address of Grantor is the address of Grantor set forth at the end of this Mortgage and the address of Holder from which information concerning the security interests hereunder may be obtained is the address of Holder set forth at the end of this Mortgage. A carbon, photographic or other reproduction of this Mortgage or of any financing statement relating to this Mortgage shall be sufficient as a financing statement for any of the purposes referred to in this Section.

    Section 6.3 NOTICE TO ACCOUNT DEBTORS. In addition to the rights granted elsewhere in this Mortgage, Holder may at any time notify the account debtors or obligors of any accounts, chattel paper, negotiable instruments or other evidences of indebtedness included in the Collateral to pay Holder directly.


DEED OF TRUST, ASSIGNMENT, SECURITY AGREEMENT
AND FINANCING STATEMENT - Page 28

    Section 6.4 WAIVER BY HOLDER. Holder may at any time and from time to time by a specific writing intended for the purpose; (a) waive compliance by Grantor with any covenant herein made by Grantor to the extent and in the manner specified in such writing; (b) consent to Grantor's doing any act which hereunder Grantor is prohibited from doing, or to Grantor's failing to do any act which hereunder Grantor is required to do, to the extent and in the manner specified in such writing; (c) release any part of the Mortgaged Property or any interest therein from the lien and security interest of this Mortgage, without the joinder of Trustee; or (d) release any party liable, either directly or indirectly, for the secured indebtedness or for any covenant herein or in any other Loan Document, without impairing or releasing the liability of any other party. No such act shall in any way affect the rights or powers of Holder or Trustee hereunder except to the extent specifically agreed to by Holder in such writing.

    Section 6.5 NO IMPAIRMENT OF SECURITY. The lien, security interest and other security rights of Holder hereunder or under any other Loan Document shall not be impaired by any indulgence, moratorium or release granted by Holder including, but not limited to, any renewal, extension or modification which Holder may grant with respect to any secured indebtedness, or any surrender, compromise, release, renewal, extension, exchange or substitution which Holder may grant in respect of the Mortgaged Property, or any part thereof or any interest therein, or any release or indulgence granted to any endorser, guarantor or surety of any secured indebtedness, The taking of additional security by Holder shall not release or impair the lien, security interest or other security rights of Holder hereunder or affect the liability of Grantor or of any endorser, guarantor or surety, or improve the right of any junior lienholder in the Mortgaged Property (without implying hereby Holder's consent to any junior lien).

    Section 6.6 ACTS NOT CONSTITUTING WAIVER BY HOLDER. Holder may waive any default without waiving any other prior or subsequent default. Holder may remedy any default without waiving the default remedied. Neither failure by Holder to exercise, nor delay by Holder in exercising, nor discontinuance of the exercise of any right, power or remedy (including but not limited to the right to accelerate the maturity of the secured indebtedness or any part thereof) upon or after any default shall be construed as a waiver of such default or as a waiver of the right to exercise any such right, power or remedy at a later date. No single or partial exercise by Holder of any right, power or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy hereunder may be exercised at any time and from time to time. No modification or waiver of any provision hereof nor consent to any departure by Grantor therefrom shall in any event be effective unless the same shall be in writing and signed by Holder and then such waiver or consent shall be effective only in the specific instance, for the purpose for which given and to the extent therein specified. No notice to nor demand on Grantor in any case shall of itself entitle Grantor to any other or further notice or demand in similar or other circumstances. Remittances in payment of any part of the secured indebtedness other than in the required amount in immediately available U.S. funds shall not, regardless of any receipt or credit issued therefor, constitute payment until the required amount is actually received by Holder in immediately available U.S. funds and shall be made and accepted subject to the condition that any check or draft may be handled for collection in accordance with the practice of the collecting bank or banks. Acceptance by Holder of any payment in an amount less than the amount then due on any secured indebtedness shall be deemed an acceptance on account only and shall not in any way excuse the existence of a default hereunder.

    Section 6.7 Grantor's Successors. If the ownership of the Mortgaged
Property or any part thereof becomes vested in a person other than Grantor, Holder may, without notice to Grantor, deal with such successor or successors in interest with reference to this Mortgage and to the indebtedness secured hereby in the same manner as with Grantor, without in any way vitiating or discharging Grantor's liability hereunder or for the payment of the indebtedness or performance of the obligations secured hereby. No transfer of the Mortgaged Property, no forbearance on the part of Holder, and no extension of the time for the payment of the indebtedness secured hereby given by Holder shall operate to release, discharge, modify, change or affect, in whole or in part, the liability of Grantor hereunder for the payment of the indebtedness or performance of the obligations secured hereby or the liability of any other person hereunder for the payment of the indebtedness secured hereby. Each Grantor agrees that it shall


DEED OF TRUST, ASSIGNMENT, SECURITY AGREEMENT
AND FINANCING STATEMENT - Page 29
be bound by any modification of this Mortgage or any of the other Loan Documents made by Holder and any subsequent owner of the Mortgaged Property, with or without notice to such Grantor, and no such modifications shall impair the obligations of such Grantor under this Mortgage or any other Loan Document. Nothing in this Section or elsewhere in this Mortgage shall be construed to imply Holder's consent to any transfer of the Mortgaged Property.

    Section 6.8 PLACE OF PAYMENT: FORUM. All secured indebtedness which may be owning hereunder at any time by Grantor shall be payable at the place designated in the Note (or if no such designation is made, at the address of Holder indicated at the end of this Mortgage), Grantor hereby irrevocably submits generally and unconditionally for itself and in respect of its property to the non-exclusive jurisdiction of any Texas state court, or any United States federal court, sitting in the county in which the secured indebtedness is payable, and to the non-exclusive jurisdiction of any state or United States federal court sitting in the state in which any of the Mortgaged Property is located, over any suit, action or proceeding arising out of or relating to this Mortgage or the secured indebtedness. Grantor hereby agrees and consents that, in addition to any methods of service of process provided for under applicable law, all service of process in any such suit, action or proceeding in any Texas state court, or any United States federal court, sitting in the county in which the secured indebtedness is payable may be made by certified or registered mail, return receipt requested, directed to Grantor at its address stated in this Mortgage, or at a subsequent address of Grantor of which Holder received actual notice from Grantor in accordance with this Mortgage, and service so made shall be complete five (5) days after the same shall have been so mailed.

    Section 6.9 SUBROGATION TO EXISTING LIENS: VENDOR'S LIEN. To the extent that proceeds of the Note are used to pay indebtedness secured by any outstanding lien, security interest, charge or prior encumbrance against the Mortgaged Property, such proceeds have been advanced by Holder at Grantor's request, and Holder shall be subrogated to any and all rights, security interests and liens owned by any owner or holder of such outstanding liens, security interests, charges or encumbrances, however remote, irrespective of whether said liens, security interests, charges or encumbrances are released, and all of the same are recognized as valid and subsisting and are renewed and continued and merged herein to secure the secured indebtedness, but the terms and provisions of this Mortgage shall govern and control the manner and terms of enforcement of the liens, security interests, charges and encumbrances to which Holder is subrogated hereunder. It is expressly understood that, in consideration of the payment of such indebtedness by Holder, Grantor hereby waives and releases all demands and causes of action for offsets and payments in connection with the said indebtedness. If all or any portion of the proceeds of the loan evidenced by the Note or of any other secured indebtedness has been advanced for the purpose of paying the purchase price for all or a part of the Mortgaged Property, no vendor's lien is waived; and Holder shall have, and is hereby granted, a vendor's lien on the Mortgaged Property as cumulative additional security for the secured indebtedness. Holder may foreclose under this Mortgage or under the vendor's lien without waiving the other or may foreclose under both.

    Section 6.10 APPLICATION OF PAYMENTS TO CERTAIN INDEBTEDNESS. If any part of the secured indebtedness cannot be lawfully secured by this Mortgage or if any part of the Mortgaged Property cannot be lawfully subject to the lien and security interest hereof to the full extent of such indebtedness, then all payments made shall be applied on said indebtedness first in discharge of that portion thereof which is not secured by this Mortgage.

    Section 6.11 COMPLIANCE WITH USURY Laws. It is the intent of Grantor and Holder and all other parties to the Loan Documents to conform to and contract in strict compliance with applicable usury law from time to time in effect. All agreements between Holder and Grantor (or any other party liable with respect to any indebtedness under the Loan Documents) are hereby limited by the provisions of this Section which shall override and control all such agreements, whether now existing or hereafter arising. In no way, nor in any event or contingency (including but not limited to prepayment, default, demand for payment, or acceleration of the maturity of any obligation), shall the interest taken, reserved, contracted for, charged, chargeable, or received under this Mortgage, the Note or any other Loan Document or otherwise, exceed the maximum nonusurious amount permitted by applicable law (the "Maximum Amount"). If, from any


DEED OF TRUST, ASSIGNMENT, SECURITY AGREEMENT
AND FINANCING STATEMENT - Page 30
possible construction of any document, interest would otherwise be payable in excess of the Maximum Amount, any such construction shall be subject to the provisions of this Section and such document shall ipso facto be automatically reformed and the interest payable shall be automatically reduced to the Maximum Amount, without the necessity of execution of any amendment or new document. If Holder shall ever receive anything of value which is characterized as interest under applicable law and which would apart from this provision be in excess of the Maximum Amount, an amount equal to the amount which would have been excessive interest shall, without penalty, be applied to the reduction of the principal amount owing on the secured indebtedness in the inverse order of its maturity and not to the payment of interest, or refunded to Grantor or the other payor thereof if and to the extent such amount which would have been excessive exceeds such unpaid principal. The right to accelerate maturity of the Note or any other secured indebtedness does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Holder does not intend to charge or receive any unearned interest in the event of acceleration. All interest paid or agreed to be paid to Holder shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term (including any renewal or extension) of such indebtedness so that the amount of interest on account of such indebtedness does not exceed the Maximum Amount. As used in this Section, the term "applicable law" shall mean the laws of the State of Texas or the federal laws of the United States applicable to this transaction, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future.

    Section 6.12 Substitute Trustee. The Trustee may resign by an instrument in writing addressed to Holder, or Trustee may be removed at any time with or without cause by an instrument in writing executed by Holder. In case of the death, resignation, removal, or disqualification of Trustee, or if for any reason Holder shall deem it desirable to appoint a substitute or successor trustee to act instead of the herein named trustee or any substitute or successor trustee, then Holder shall have the right and is hereby authorized and empowered to appoint a successor trustee, or a substitute trustee, without other formality than appointment and designation in writing executed by Holder and the authority hereby conferred shall extend to the appointment of other successor and substitute trustees successively until the indebtedness secured hereby has been paid in full, or until the Mortgaged Property is fully and finally sold hereunder. If Holder is a corporation or association and such appointment is executed on its behalf by an officer of such corporation or association, such appointment shall be conclusively presumed to be executed with authority and shall be valid and sufficient without proof of any action by the board of directors or any superior officer of the corporation or association. Upon the making of any such appointment and designation, all of the estate and title of Trustee in the Mortgaged Property shall vest in the named successor or substitute Trustee and he shall thereupon succeed to, and shall hold, possess and execute, all the rights, powers, privileges, immunities and duties herein conferred upon Trustee. All references herein to "TRUSTEE" shall be deemed to refer to Trustee (including any successor or substitute appointed and designated as herein provided) from time to time acting hereunder.

    Section 6.13 NO LIABILITY OF TRUSTEE. The Trustee shall not be liable for any error of judgment or act done by Trustee in good faith, or be otherwise responsible or accountable under any circumstances whatsoever (including Trustee's negligence), except for Trustee's gross negligence or willful misconduct. The Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by him hereunder, believed by him in good faith to be genuine. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by law), and Trustee shall be under no liability for interest on any moneys received by him hereunder. Grantor hereby ratifies and confirms any and all acts which the herein named Trustee or his successor or successors, substitute or substitutes, in this trust, shall do lawfully by virtue hereof. Grantor will reimburse Trustee for, and save him harmless against, any and all liability and expenses which may be incurred by him in the performance of his duties. The foregoing indemnity shall not terminate upon discharge of the secured indebtedness or foreclosure, or release or other termination, of this Mortgage.


DEED OF TRUST, ASSIGNMENT, SECURITY AGREEMENT
AND FINANCING STATEMENT - Page 31

    Section 6.14 RELEASE OF MORTGAGE. If all of the secured indebtedness be paid as the same becomes due and payable and all of the covenants, warranties, undertakings and agreements made in this Mortgage are kept and performed, and all obligations, if any, of Holder for further advances have been terminated, then, and in that event only, all rights under this Mortgage shall terminate (except to the extent expressly provided herein with respect to indemnifications, representations and warranties and other rights which are to continue following the release hereof) and the Mortgaged Property shall become wholly clear of the liens, security interests, conveyances and assignments evidenced hereby, and such liens and security interests shall be released by Holder in due form at Grantor's cost. Without limitation, all provisions herein for indemnity of Holder or Trustee shall survive discharge of the secured indebtedness and any foreclosure, release or termination of this Mortgage. Grantor acknowledges that this Mortgage and the Loan Documents are cross-defaulted with the Affiliate Loans. Grantor and Holder agree that notwithstanding a default under an Affiliate Loan Document, Holder will permit Grantor, so long as (x) it otherwise satisfies all terms and conditions of the Note and this Mortgage, and (y) that no default otherwise exists under the Security Agreement, the Guaranty, or any other document evidencing or securing the Note, that Grantor will be entitled to secure a release of this Mortgage so long as any applicable requirements of the Security Agreement are met with respect to payment of the proceeds of any sale or refinancing. Provided further however, in no event shall Holder be obligated to provide its consent to any proposed release of this Mortgage if any one or more of the following events exist at the time of the request for the proposed Release:

         (a) default is existing and uncured under either the Security Agreement or the Guaranty;

         (b) either Grantor, or any of the parties to the Security Agreement or to the Guaranty have either challenged the validity of the Loan or the Affiliate Loans, including but not limited to the covenants contained in the Security Agreement, or have instituted either litigation or undertaken any bankruptcy or insolvency action as described in SECTION 4.1(d) of this Mortgage.

    Section 6.15 NOTICES. All notices, requests, consents, demands and other communications required or which any party desires to give hereunder or under any other Loan Document shall be in writing and, unless otherwise specifically provided in such other Loan Document, shall be deemed sufficiently given or furnished if delivered by personal delivery, by courier, or by registered or certified United States mail, postage prepaid, addressed to the party to whom directed at the addresses specified at the end of this Mortgage (unless changed by similar notice in writing given by the particular party whose address is to be changed) or by telegram, telex, or facsimile. Any such notice or communication shall be deemed to have been given either at the time of personal delivery or, in the case of courier or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or, in the case of telegram, telex or facsimile, upon receipt, followed by a copy of such notice or communication delivered by another method permitted hereby; provided that, service of a notice required by Texas Property Code Section 51.002, as amended, shall be considered complete when the requirements of that statute are met. Notwithstanding the foregoing, no notice of change of address shall be effective except upon receipt. This Section shall not be construed in any way to acct or impair any waiver of notice or demand provided in any Loan Document or to require giving of notice or demand to or upon any person in any situation or for any reason.

    Section 6.16 INVALIDITY OF CERTAIN PROVISIONS. A determination that any provision of this Mortgage is unenforceable or invalid shall not affect the enforceability or validity of any other provision and the determination that the application of any provision of this Mortgage to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

    Section 6.17 GENDER TITLES; CONSTRUCTION. Within this Mortgage, words of any gender shall be held and construed to include any other gender, and words in the singular number shall be held and construed to include the plural, unless the context otherwise requires. Titles appearing at the beginning of any subdivisions hereof are for convenience only, do not constitute any part of such subdivisions, and shall be disregarded in construing the language contained in


DEED OF TRUST, ASSIGNMENT, SECURITY AGREEMENT
AND FINANCING STATEMENT - Page 32
such subdivisions. The use of the words "herein," "hereof," "hereunder" and other similar compounds of the word "here" shall refer to this entire Mortgage and not to any particular Article, Section, paragraph or provision. The term "person" and words importing persons as used in this Mortgage shall include firms, associations, partnerships (including limited partnerships), joint ventures, trusts, corporations and other legal entities, including public or governmental bodies, agencies or instrumentalities, as well as natural persons.

    Section 6.18 REPORTING COMPLIANCE. Grantor agrees to comply with any and all reporting requirements applicable to the transaction evidenced by the Note and secured by this Mortgage which are set forth in any law, statute, ordinance, rule, regulation, order or determination of any governmental authority, including but not limited to The International Investment Survey Act of 1976. The Agricultural Foreign Investment Disclosure Act of 1978. The Foreign Investment in Real Property Tax Act of 1980 and the Tax Reform Act of 1984 and further agrees upon request of Holder to furnish Holder with evidence of such compliance.

    Section 6.19 HOLDER'S CONSENT. Except where otherwise expressly provided herein, in any instance hereunder where the approval, consent or the exercise of judgment of Holder is required or requested, (i) the granting or denial of such approval or consent and the exercise of such judgment shall be within the sole discretion of Holder, and Holder shall not, for any reason or to any extent, be required to grant such approval or consent or exercise such judgment in any particular manner, regardless of the reasonableness of either the request or Holder's judgment, and (ii) no approval or consent of Holder shall be deemed to have been given except by a specific writing intended for the purpose and executed by an authorized representative of Holder.

    Section 6.20 GRANTOR. Unless the context clearly indicates otherwise, as used in this Mortgage, "Grantor" means the grantors named in Section 1.1 hereof or any of them. The obligations of Grantor hereunder shall be joint and several. If any Grantor, or any signatory who signs on behalf of any Grantor, is a corporation, partnership or other legal entity, Grantor and any such signatory, and the person or persons signing for it, represent and warrant to Holder that this instrument is executed, acknowledged and delivered by Grantor's duly authorized representatives. If Grantor is an individual, no power of attorney granted by Grantor herein shall terminate on Grantor's disability.

    Section 6.21 EXECUTION; RECORDING. This Mortgage has been executed in several counterparts, all of which are identical, and all of which counterparts together shall constitute one and the same instrument. The date or dates reflected in the acknowledgments hereto indicate the date or dates of actual execution of this Mortgage, but such execution is as of the date shown on the first page hereof, and for purposes of identification and reference the date of this Mortgage shall be deemed to be the date reflected on the first page hereof. Grantor will cause this Mortgage and all amendments and supplements thereto and substitutions therefor and all financing statements and continuation statements relating thereto to be recorded, filed, re-recorded and refiled in such manner and in such places as Trustee or Holder shall reasonably request and will pay all such recording, filing, re-recording and refiling taxes, fees and other charges.

    Section 6.22 SUCCESSORS AND ASSIGNS. The terms, provisions, covenants and conditions hereof shall be binding upon Grantor, and the heirs, devisees, representatives, successors and assigns of Grantor, and shall inure to the benefit of Trustee and Holder and shall constitute covenants running with the Land. All references in this Mortgage to Grantor shall be deemed to include all such heirs, devisees, representatives, successors and assigns of Grantor.

    Section 6.23 MODIFICATION OR TERMINATION. The Loan Documents may only be modified or terminated by a written instrument or instruments intended for that purpose and executed by the party against which enforcement of the modification or termination is asserted. Any alleged modification or termination which is not so documented shall not be effective as to any party.

    Section 6.24 NO PARTNERSHIP. ETC. The relationship between Holder and Grantor is solely that of lender and borrower. Holder has no fiduciary or other special relationship with Grantor. Nothing contained in the Loan Documents is intended to create any partnership, joint venture, association or special relationship between Grantor and Holder or in any way make


DEED OF TRUST, ASSIGNMENT, SECURITY AGREEMENT
AND FINANCING STATEMENT - Page 33

Holder a co-principal with Grantor with reference to the Mortgaged Property.
All agreed contractual duties between or among Holder, Grantor and Trustee are set forth herein and in the other Loan Documents and any additional implied covenants or duties are hereby disclaimed. Any inferences to the contrary of any of the foregoing are hereby expressly negated. Grantor acknowledges and agrees that except as expressly set forth in the Note, Lender has not made any commitments, either express or implied, to extend the term of the Loan past its stated maturity date or to provide Grantor with permanent financing for the Mortgaged Property.

    Section 6.25 APPLICABLE LAW. THIS MORTGAGE, AND ITS VALIDITY, ENFORCEMENT AND INTERPRETATION, SHALL BE GOVERNED BY TEXAS LAW (WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES) AND APPLICABLE UNITED STATES FEDERAL LAW.

    Section 6.26 MANDATORY ARBITRATION. Any controversy or claim between or among the parties hereto including but not limited to those arising out of or relating to this Mortgage or any related agreements or instruments, including any claim based on or arising from an alleged tort, shall be determined by binding arbitration in accordance with the Federal Arbitration Act (or if not applicable, the applicable state law), the Rules of Practice and Procedure for the Arbitration of Commercial Disputes of Judicial Arbitration and Mediation Services, Inc., predecessor in interest to Endispute, Inc., doing business as "J.A.M.S./ENDISPUTE" and the "Special Rules" set forth below. In the event of any inconsistency, the Special Rules shall control. Judgment upon any arbitration award may be entered in any court having jurisdiction. Any party to this Mortgage may bring an action, including a summary or expedited proceeding, to compel arbitration of any controversy or claim to which this Mortgage applies in any court having jurisdiction over such action.

         (a) SPECIAL RULES. The arbitration shall be conducted in Dallas, Texas and administered by J.A.M.S./Endispute who will appoint an arbitrator; if J.A.M.S./Endispute is unable or legally precluded from administering the arbitration, then the American Arbitration Association will serve. All arbitration hearings will be commenced within ninety (90) calendar days of the demand for arbitration; further, the arbitrator shall only, upon a showing of cause, be permitted to extend the commencement of such hearing for up to an additional sixty (60) calendar days.

         (b) RESERVATIONS OF RIGHTS. Nothing in this Mortgage shall be deemed to (i) limit the applicability of any otherwise applicable statutes of limitation or repose and any waivers contained in this Mortgage; or (ii) be a waiver by Holder of the protection afforded to it by 12 U.S.C. Sec. 91 or any substantially equivalent state law; or (iii) limit the right of Holder
    (A) to exercise self help remedies such as (but not limited to) setoff, or
    (B) to foreclose against any real or personal property collateral, or (C) to obtain from a court provisional or ancillary remedies such as (but not limited to) injunctive relief or the appointment of a receiver. Holder may exercise such self help rights, foreclose upon such property, or obtain such provisional or ancillary remedies before, during or after the pendency of any arbitration proceeding brought pursuant to this Mortgage. At Holder's option, foreclosure under a deed of trust or mortgage may be accomplished by any of the following: the exercise of a power of sale under the deed of trust or mortgage, or by judicial sale under the deed of trust or mortgage, or by judicial foreclosure. Neither the exercise of self help remedies nor the institution or maintenance of an action for foreclosure or provisional or ancillary remedies shall constitute a waiver of the right of any party, including the claimant in any such action, to arbitrate the merits of the controversy or claim occasioning resort to such remedies. No provision in the Loan Documents regarding submission to jurisdiction and/or venue in any court is intended or shall be construed to be in derogation of the provisions in any Loan Document for arbitration of any controversy or claim.

    Section 6.27 LOAN PARTICIPATIONS. Holder may, from time to time, sell or offer to sell the secured indebtedness or interests therein to one or more assignees or participants and is hereby authorized to disseminate any information Holder now has or hereafter obtains pertaining to the secured indebtedness and the Mortgaged Property including, without limitation, credit or


DEED OF TRUST, ASSIGNMENT, SECURITY AGREEMENT
AND FINANCING STATEMENT - Page 34
other information on the Mortgaged Property. Grantor, any of Grantor's principals, any guarantor of the obligations of Grantor hereunder, any tenant or guarantor under any lease affecting any part of the Mortgaged Property, and any property manager to any assignee or participant or prospective assignee or prospective participant, Holder's affiliates, including NationsBanc Capital Markets, Inc. in the case of Lender, any regulatory body having jurisdiction over Holder, and to any other parties as necessary or appropriate in Holder's reasonable judgment. Grantor shall execute, acknowledge, and deliver any and all instruments reasonably requested by Holder in connection therewith, and to the extent, if any, specified in any such assignment or participation such companies, assignee(s), and participant(s) shall have the rights and benefits of this Mortgage as such person(s) would have had if such person(s) had been Lender hereunder. Notwithstanding any other provision of this Mortgage or any other Loan Document, Lender agrees that, except in the event of a default by Grantor, Lender shall retain its interest in not less than twenty-five percent (25%) of the secured indebtedness, and Lender shall act as agent for the other assignees or participants.

    Section 6.28 CAPITAL REQUIREMENTS AND YIELD MAINTENANCE. If at any time after the date hereof, and from time to time, Lender determines that the adoption or modification of any applicable law, rule or regulation regarding taxation, Lender's required levels of reserves, deposits, insurance, or capital (including any allocation of capital requirements or conditions), or similar requirements, or any interpretation or administration thereof by any governmental authority, central bank, or comparable agency charged with the interpretation, administration, or compliance of Lender with any of such requirements, has or would have, the effect of (i) increasing Lender's costs relating to the obligations hereunder or (ii) reducing the yield or rate of return of Lender on the obligation hereunder, to a level below that which Lender could have achieved but for the adoption or modification of any such requirements. Grantor shall, within fifteen (15) days of any request by Lender, pay to Lender such additional amounts as (in Lender's sole judgment, after good faith and reasonable computation) will compensate Lender for such increase in costs or reduction in yield or rate of return of Lender. No failure by Lender to immediately demand payment of any additional amounts payable hereunder shall constitute a waiver of Lender's right to demand payment of such amounts at any subsequent time. Nothing herein contained shall be construed or so operate as to require Grantor to pay any interest, fees, costs, or charges greater than is permitted by applicable law.

    Section 6.29 ENTIRE AGREEMENT. The Loan Documents constitute the entire understanding and agreement between Grantor and Lender with respect to the transactions arising in connection with the indebtedness secured hereby and supersede all prior written or oral understandings and agreements between Grantor and Lender with respect to the matters addressed in the Loan Documents. In particular, and without limitation, the terms of any commitment by Lender to make the Loan are merged into the Loan Documents. Lender has not made any commitments to extend the term of the Loan past its stated maturity date or to provide Grantor with financing except as set forth in the Loan Documents. Grantor hereby acknowledges that, except as incorporated in writing in the Loan Documents, there are not, and were not, and no persons are or were authorized by Lender to make, any representations, understandings, stipulations, agreements or promises, oral or written, with respect to the matters addressed in the Loan Documents.

               (The balance of this page is intentionally left blank.)


DEED OF TRUST, ASSIGNMENT, SECURITY AGREEMENT
AND FINANCING STATEMENT - Page 35

    THE WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

    THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

    IN WITNESS WHEREOF, this instrument is executed by Grantor as of the date first written on page 1 hereof.

The address and federal tax            GRANTOR:
identification number of
Grantor are:                           HASTINGS PLACE PARTNERS, A TEXAS
                                       LIMITED PARTNERSHIP,
1873 S. Bellaire Street, 17th Floor    a Texas limited partnership
Denver, Colorado 80222
                                       By:  AIMCO HASTINGS PLACE, L.P.,
Federal Tax ID No. 67-0141773               a Delaware limited partnership,
                                            as General Partner

                                            By:  AIMCO HOLDINGS, L.P.,
                                                 a Delaware limited
                                                 partnership, as General
                                                 Partner

                                                 By:  AIMCO HOLDING QRS, INC.,
                                                      a Delaware corporation,
                                                      as General Partner

                                                      By: /s/ Harry Alcock
                                                         ----------------------
                                                         Harry Alcock
                                                         Vice President

The address of Holder is (including county):

NationsBank of Texas, N.A.
901 Main Street
51st Floor
Dallas, Texas 75202
Attention: Real Estate Administration

THE STATE OF TEXAS      Section
                        Section
COUNTY OF DALLAS        Section

    This instrument was acknowledged before me on December 27, 1996 by Harry Alcock, Vice President of AIMCO HOLDING QRS, INC., as General Partner of AIMCO HOLDINGS, L.P., as General Partner of AIMCO HASTINGS PLACE. L.P., as General Partner of HASTINGS PLACE PARTNERS, A TEXAS LIMITED PARTNERSHIP, a Texas limited partnership, on behalf of said partnership.

[SEAL]                                 /s/ Linda K. Buchanan
                                       ----------------------------------------
                                       Notary Public, State of Texas


DEED OF TRUST, ASSIGNMENT, SECURITY AGREEMENT
AND FINANCING STATEMENT (HASTINGS PLACE) - Signature Page